HIGH INCOME
PORTFOLIO

Merrill Lynch
Corporate Bond Fund, Inc.




FUND LOGO




Semi-Annual Report

March 31, 1998




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.





Merrill Lynch
Corporate Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper



HIGH INCOME PORTFOLIO


TO OUR SHAREHOLDERS


The quarter ended March 31, 1998 was positive for most capital markets worldwide, despite periods of volatility. Investors continued to focus on the impact that the financial crisis in Asia would have on economic growth worldwide. In the United States, sentiment fluctuated between a variety of outlooks. At times, US stock and bond prices reflected expectations that the slowdown in Asian economic growth would lead to a sharp decline in US business activity and, ultimately, a deflationary environment. The deterioration of economic conditions in Japan is of particular concern. During other periods, US investors appeared to expect that the positive trends of a moderately expanding economy, declining un-employment, enhanced productivity and corporate profits growth would continue, unimpeded by the developments in Asia. To date, there have been only a few signs that Asia's troubles are influencing US economic activity.

The Federal Open Market Committee did not change monetary policy at its meeting in early February. Subsequently, in his Humphrey-Hawkins testimony before Congress, Federal Reserve Board Chairman Alan Greenspan indicated that monetary policy might remain steady for some time. This raised concerns among those US bond investors who had expected imminent monetary policy easing. However, subsequent data releases suggested that US economic growth would remain moderate, which stabilized the bond market.

As 1998 progresses, it is likely that investor focus will remain on developments in Asia, their potential impact on the US economy, and the Federal Reserve Board's response to them.


The High-Yield Market
The quarter ended March 31, 1998 was a good one for the high-yield market, despite the fallout from the Asian financial crisis. For the three months ended March 31, 1998, the unmanaged CS First Boston High Yield Index registered a total return of +3.01%, easily surpassing the ten-year US Treasury return of +1.42%. Yield spreads between the Index and US Government securities of similar maturity narrowed from 386 basis points (3.86%) at year-end 1997 to 378 basis points at March 31, 1998.

A record dollar volume of new issues came to market during the March quarter ($44 billion/229 issues), an astounding 76% increase from the first quarter of 1997. Companies in the media/communications sector were by far the most active at raising capital in the high-yield market. Strong cash flows into mutual funds helped absorb the flood of new issues. According to AMG Data Services, approximately $5.3 billion flowed into high-yield funds during the March quarter (a 20% increase from one year ago). Crossover buyers (those buyers who generally buy investment-grade issues but who have chosen to buy below investment-grade issues), insurance companies and pension funds were also active investors during the March quarter. As a result, new issues tended to trade quite well in the secondary market. In that regard, the unmanaged Bear Stearns New Issues Index, which consists of a rolling basket of the most recent 25 issues, recorded a total return of over +7% for the March quarter. In addition to the robust funds flows, the high-yield market has continued to benefit from declining Treasury interest rates, strong economic growth with low inflation, buoyant equity markets, tenders and low default rates.

During the March quarter, the best-performing industry group was consumer durables, which benefited from the acquisition of CLN Holdings Inc. and its subsidiary Coleman Co. by non-rated Sunbeam Corp. The CLN senior secured second priority discount notes were one of the top total return securities in the entire high-yield universe. Other strong performing groups were gaming, where returns were boosted by speculation of further real estate investment trust activity after Station Casinos announced that it would merge with Crescent Real Estate Industries, and media/entertainment, which benefited from several mergers/acquisitions and strategic investments. The laggards were consumer non-durables, where a number of bonds were hurt by poor credit-specific results, and energy, which suffered from the sharp decline in oil prices.


Merrill Lynch Corporate Bond Fund, Inc.,
High Income Portfolio
March 31, 1998


According to data compiled by Donaldson, Lufkin & Jenrette, a leading underwriter in the high-yield market, 28 high-yield companies took advantage of the vibrant equity markets and raised almost $6 billion of new equity during the first quarter of 1998. With this heavy level of activity in both initial public offerings and secondary offerings, high-yield companies are on a pace to match the record amount of equity issuance of $23.5 billion in 1997. The willingness of high-yield bond issuers to sell new equity to finance capital spending and acquisitions and to retire debt has contributed to the healthy credit quality of the high-yield market.

Merger and acquisition activity has also continued to benefit the portfolio. In addition to previously mentioned Coleman Co., Brooks Fiber Properties Inc. (acquired by ATT) and Ralph's Grocery Co. (acquired by Fred Meyer) tendered for their bonds at very attractive investment-grade levels.

The latest available data from the Moody's Investors Service Inc.'s trailing 12-month default rate, which includes worldwide defaults, equaled 2.26% (on an issuer basis) through February 28, 1998. This figure is well below the 1971-1997 annual average of 3.36%.

Another measure of the healthy credit quality in the high-yield market is the ratio of credit upgrades versus downgrades as compiled by KDP Investment Advisors, an independent bond rating agency. For the March quarter, upgrades numbered 28 and downgrades numbered 24.


Portfolio Strategy
During the March quarter, we focused most of our purchasing activity in the new-issue market because we felt there was better relative value there. In addition to providing good relative value, the heavy new-issue supply allowed us to reduce the portfolio's cash position and to dispose of some long-held issues with mediocre total return characteristics. We selectively sold bond issues trading at premiums to par or with limited call protection because of the moderate yields and capital appreciation potential that these securities have compared to the issues that replaced them. We also continued to add to various US dollar-denominated corporate bonds of issuers domiciled in countries negatively impacted by currency turbulence in Asia. This segment of the market offers compelling value. The industry exposure with the largest growth over the past six months is health services, which now makes up 5.5% of portfolio assets compared to 2.0% at September 30, 1997. Our healthcare holdings included acute care, long-term (nursing) care, a medical instruments company, and one of our ten largest holdings, Fresenius Medical Care AG, a provider of dialysis services. The fundamentals are strong, and we have added several very attractive issues, including Fresenius Medical. At March 31, 1998, cash and cash equivalents equaled 6% of net assets, down from 9.4% at year-end 1997.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent T. Lathbury III)
Vincent T. Lathbury III
Senior Vice President and Portfolio Manager


May 12, 1998



Effective March 24, 1998, shares of High Income Portfolio will no longer be available for purchase or exchange. Therefore, on or after March 24, 1998, the Fund will no longer sell Class A, Class B, Class C or Class D Shares of the Portfolio, but will continue to be available for purchase under the following circumstances. Shareholders of the Portfolio may continue to elect to have dividends and distributions paid on shares of the Portfolio reinvested in additional shares of the Portfolio; certain participants in employer-sponsored retirement or savings plans, including eligible 401(k) plans, will continue to be permitted to purchase shares of the Portfolio through such plans; and shares of the Portfolio will continue to be available for purchase by participants in certain fee-based programs, such as the Mutual Fund Adviser program administered by Merrill Lynch, Pierce, Fenner & Smith Inc., a subsidiary of Merrill Lynch & Co. In addition, shares of the Portfolio will continue to be available for purchase in single transactions of more than $1,000,000.



Merrill Lynch Corporate Bond Fund, Inc.,
High Income Portfolio
March 31, 1998


PORTFOLIO INFORMATION

                                                                                                                Percent of
Ten Largest Corporate Holdings                                                                                  Net Assets
TransAmerican       TransAmerican is a privately held holding company whose principal subsidiaries are wholly-         3.0%
Energy              owned TransAmerican Refining Corp. (TARC) and 69%-owned TransTexas Gas Corp., a
Corp.               publicly held company which explores for and produces oil and natural gas primarily in
                    South Texas. TARC is in the midst of a two-phase construction and expansion program which, when finished, will give it one of the largest and most complex refineries in the
                    United States. Our bonds are secured by some 33 million shares of TransTexas common, and two intercompany loans secured by mortgages on substantially all of the assets of
                    TARC and TransTexas.

Nextel              Nextel offers digital and analog wireless communication services throughout the United             2.0
Communications      States. The company's digital service currently covers approximately 80% of the total US
Inc.                population and once completed, will enable Nextel to offer nationwide digital wireless service.

HMC                 HMC, a wholly-owned subsidiary of Host Marriott Corporation, owns 50 full-service hotels           1.7
Acquisition         and has investment stakes in eight others, comprising the majority of Host Marriott's
Properties          lodging properties. All but three are operated under Marriott or Ritz-Carlton brand names.
                    Host Marriott manages most of the properties for fees based on revenues or operating profit.
                    The company recently announced its intent to seek REIT status and to tender for the bonds.

NTL Inc.            Through various subsidiaries, NTL Inc. owns and operates television and radio broadcasting,        1.4
                    cable television and radio broadcasting, cable television and telecommunications systems in the United Kingdom. Prior to March of 1997, the company was called Cabletel.

Lenfest             Through its primary subsidiary, Suburban Cable, Lenfest offers cable service to nearly             1.3
Communications,     one million cable customers in Pennsylvania, New Jersey and Delaware.
Inc.

Century             Century owns and operates 70 cable systems in 25 states and Puerto Rico. In addition,              1.3
Communications      the company has a 31.8% common equity interest in Centennial Cellular, a provider of
Corporation         wireless telephone service in four geographic areas in the United States and Puerto Rico.

Time Warner Inc.    Time Warner is a media and entertainment company with interests in entertainment,                  1.2
                    cable programming and sports franchises, publishing and cable. Our holding, a preferred stock, can be paid in cash or preferred stock at the company's option.

Fresenius           Fresenius Medical Care is the world's largest integrated provider of dialysis products             1.2
Medical Care        and services. Its 910 dialysis centers treat 68,000 patients worldwide, including approximately 23% of the US dialysis patients. The company also is the world's second-
                    largest manufacturer and distributor of dialysis equipment and related supplies, selling products in more than 110 companies.

Trump Atlantic      Trump Atlantic City owns and operates the TrumpTaj Mahal, the Trump Plaza and the                  1.2
City Associates/    Trump World's Fair hotel-casinos, all located on the boardwalk in Atlantic City, New Jersey.
Funding Inc.        These bonds are secured by mortgages on the properties.

EchoStar            EchoStar Communications provides Direct Broadcast Satellite ("DBS") television,                    1.1
Communications      delivering digital television signals directly to dishes on subscribers' homes. EchoStar
Corp.               began service in 1996 as the third US DBS provider and has rapidly grown to 1.2 million subscribers. The company also manufactures and sells set-top boxes, antennae and other digital equipment.


Merrill Lynch Corporate Bond Fund, Inc.,
High Income Portfolio
March 31, 1998


PORTFOLIO INFORMATION (concluded)


As of March 31, 1998


Quality Profile*                        Percent of
S&P Rating/Moody's Rating              Market Value

BBB/Baa                                     5.3%
BB/Ba                                      31.7
B/B                                        54.8
CCC/Caa                                     5.0
Not Rated                                   3.2

[FN]
*In cases when bonds are rated differently by Standard & Poor's
 Corporation and Moody's Investors Service, Inc., bonds are categorized according to the higher of the two ratings.


                                         Percent of
Five Largest Industries                  Net Assets

Energy                                      8.5%
Cable--Domestic                             7.2
Health Services                             5.3
Wireless Communications--Domestic Paging
& Cellular                                  4.8
Cable--International                        4.8

Geographic Profile                       Percent of
Top Five Foreign Countries*              Net Assets

Brazil                                      4.6%
Argentina                                   3.5
United Kingdom                              3.3
Mexico                                      2.5
Canada                                      2.0

[FN]
*All holdings are denominated in US dollars.



Merrill Lynch Corporate Bond Fund, Inc.,
High Income Portfolio
March 31, 1998


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These classes of shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent Performance Results
                                                                                   Ten Year/             Standardized
                                                 12 Month       3 Month         Since Inception          30-day Yield
                                               Total Return   Total Return        Total Return          As of 3/31/98
High Income Portfolio Class A Shares*              +14.68%       +3.55%              +215.85%               8.40%
High Income Portfolio Class B Shares*              +13.82        +3.36               +176.65                7.98
High Income Portfolio Class C Shares*              +13.76        +3.35               + 47.92                7.92
High Income Portfolio Class D Shares*              +14.54        +3.62               + 50.81                8.15
Merrill Lynch High Yield Master Index**            +14.77        +2.79       +205.45/+187.29/+55.28
CS First Boston High Yield Index**                 +14.33        +3.01       +205.55/+186.57/+52.93
Ten-Year US Treasury Securities***                 +15.29        +1.42       +133.87/+124.08/+41.98

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten year/inception dates are: Class A Shares, ten years ended 3/31/98; Class B Shares, 10/21/88; and Class C and Class D Shares, 10/21/94.

 **Unmanaged. These market-weighted Indexes mirror the high-yield debt market of securities rated BBB or lower. Ten year/since inception total returns for Merrill Lynch High Yield Master Index are for the ten years ended 3/31/98; from 10/21/88 to 3/31/98; and from 10/21/94 to 3/31/98, respectively. Ten year/since inception total returns for CS First Boston High Yield Index are for the ten years ended 3/31/98; from 10/31/88 to 3/31/98; and from 10/31/94 to
   10/31/98, respectively.

***Ten year/since inception total returns are for the ten years ended 3/31/98; from 10/31/88 to 3/31/98; and from 10/31/94 to
   3/31/98, respectively.


Merrill Lynch Corporate Bond Fund, Inc.,
High Income Portfolio
March 31, 1998


PERFORMANCE DATA (concluded)


Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/98                        +14.68%        +10.10%
Five Years Ended 3/31/98                  +10.58         + 9.68
Ten Years Ended 3/31/98                   +12.19         +11.73

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 3/31/98                        +13.82%        + 9.82%
Five Years Ended 3/31/98                  + 9.75         + 9.75
Inception (10/21/88)
through 3/31/98                           +11.38         +11.38

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 3/31/98                        +13.76%        +12.76%
Inception (10/21/94)
through 3/31/98                           +12.05         +12.05

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/98                        +14.54%        + 9.96%
Inception (10/21/94)
through 3/31/98                           +12.68         +11.35

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Corporate Bond Fund, Inc.,
High Income Portfolio
March 31, 1998

SCHEDULE OF INVESTMENTS
                S&P     Moody's      Face                                                                   Value
Industries     Rating    Rating     Amount                 Issue                           Cost           (Note 1a)

Bonds
Aerospace--0.4%  B+      B1    $ 30,000,000   Kitty Hawk, Inc., 9.95%
                                              due 11/15/2004 (j)                   $   30,033,750     $   31,050,000

Airlines--1.1%                                Piedmont Aviation, Inc.:
                 B+      B1       1,304,000     Series 88J, 10.05% due 5/13/2005        1,181,685          1,436,180
                 B+      B1       1,116,000     Series 88J, 10.10% due 5/13/2007          999,021          1,256,471
                 B+      B1       3,767,000     Series 88J, 10.10% due 5/13/2009        3,327,542          4,274,076
                 B+      B1       2,710,000     Series 88J, 10.15% due 5/13/2011        2,366,806          3,143,370
                 B+      B1       2,226,000     Series 88K, 10% due 5/13/2004           2,026,506          2,418,649
                 B+      B1       2,666,000     Series 88K, 10.10% due 5/13/2008        2,374,020          3,004,049
                 B+      B1       2,550,000     Series 88K, 10.15% due 5/13/2010        2,251,293          2,921,280
                 B+      B1       1,985,000     Series E, 10.30% due 3/28/2007          1,855,291          2,257,789
                 B+      B1       1,950,000     Series F, 10.35% due 3/28/2011          1,999,719          2,240,238
                 B+      B1       1,500,000     Series H, 10% due 11/08/2012            1,493,250          1,692,953
                                              USAir Inc.:
                 B       B1      25,000,000     9.625% due 2/01/2001                   20,109,906         26,125,000
                 B+      B1      21,000,000     10.375% due 3/01/2013                  20,768,125         23,558,850
                 B+      B1       4,634,836     Series 89A1, 9.33% due 1/01/2006++      4,384,418          4,952,855
                 B+      B1       1,432,000     Series A, 10.70% due 1/15/2007          1,525,137          1,566,873
                 B+      B1       1,815,000     Series C, 10.70% due 1/15/2007          1,933,048          1,985,946
                 B+      B1       1,107,000     Series E, 10.70% due 1/15/2007          1,159,472          1,211,263
                 B+      B1       1,092,000     Series F, 10.70% due 1/01/2003            984,165          1,208,620
                 B+      B1       1,092,000     Series G, 10.70% due 1/01/2003            984,165          1,208,620
                 B+      B1       1,092,000     Series H, 10.70% due 1/01/2003            984,165          1,208,620
                 B+      B1       1,092,000     Series I, 10.70% due 1/01/2003            984,165          1,208,620
                                                                                   --------------     --------------
                                                                                       73,691,899         88,880,322

Automotive--     B       B3      10,000,000   Collins & Aikman Corp., 11.50%
0.7%                                          due 4/15/2006                            10,000,000         11,275,000
                 B+      B2      42,500,000   Venture Holdings Trust, 9.50%
                                              due 7/01/2005                            41,054,453         44,093,750
                                                                                   --------------     --------------
                                                                                       51,054,453         55,368,750

Broadcasting--   NR*     NR*      4,686,000   ACME Intermediate Holdings/Finance,
Radio &                                       0/12% due 9/30/2005 (a)                   2,739,683          2,975,610
Television--     B-      B3       3,000,000   ACME Television/Finance, 10.976% due
2.6%                                          9/30/2004 (a)(j)                          2,290,887          2,475,000
                 B-      B2      17,500,000   EZ Communications, Inc., 9.75% due
                                              12/01/2005                               17,361,575         19,326,563
                 B-      B3      29,000,000   LIN Holdings Corp., 10% due
                                              3/01/2008 (a)(j)                         17,945,993         18,342,500
                 B-      B2      35,000,000   LIN Television Corp., 8.375%
                                              due 3/01/2008 (j)                        34,918,100         35,350,000
                 B-      B3      35,000,000   SFX Broadcasting Inc., 10.75% due
                                              5/15/2006                                34,918,750         38,762,500
                 B-      B3      21,000,000   Salem Communications Corp., 9.50% due
                                              10/01/2007                               21,160,625         22,102,500
                                              Sinclair Broadcasting Group Inc.:
                 B       B2      50,000,000     10% due 9/30/2005                      50,343,269         54,250,000
                 B       B2       9,700,000     9% due 7/15/2007                        9,629,991         10,172,875
                 B       B2      15,000,000     8.75% due 12/15/2007                   14,941,200         15,525,000
                                                                                   --------------     --------------
                                                                                      206,250,073        219,282,548

Building                                      Nortek Inc.:
Materials--0.4%  B-      B3      20,550,000     9.875% due 3/01/2004                   20,362,365         21,423,375
                 B+      B1       9,000,000     9.25% due 3/15/2007                     8,947,980          9,382,500
                                                                                   --------------     --------------
                                                                                       29,310,345         30,805,875



Merrill Lynch Corporate Bond Fund, Inc.,
High Income Portfolio
March 31, 1998

SCHEDULE OF INVESTMENTS (continued)
                S&P     Moody's      Face                                                                   Value
Industries     Rating    Rating     Amount                 Issue                           Cost           (Note 1a)

Bonds (continued)
Cable--                                       American Telecasting, Inc. (a):
Domestic--       CCC+    Caa   $ 47,190,545     18.89% due 6/15/2004               $   33,251,865     $   10,145,967
6.9%             CCC+    Caa      9,430,000     26.322% due 8/15/2005                   3,662,876          1,555,950
                 NR*     NR*     20,000,000   CCA Industries, Inc., 13%
                                              due 12/31/1999++++                       16,463,336         21,526,409
                 CCC+    Caa     10,500,000   CS Wireless Systems Inc., 12.041%
                                              due 3/01/2006 (a)                         7,300,248          2,467,500
                                              CSC Holdings Inc.:
                 BB-     B1      13,750,000     9.875% due 5/15/2006                   13,718,750         15,090,625
                 BB-     B1       5,000,000     10.50% due 5/15/2016                    4,900,000          5,862,500
                                              Century Communications Corporation:
                 BB-     Ba3     44,500,000     9.75% due 2/15/2002                    44,895,938         47,503,750
                 BB-     Ba3     45,000,000     9.50% due 3/01/2005                    44,542,813         48,487,500
                 BB-     Ba3     10,000,000     8.375% due 12/15/2007                   9,817,900         10,087,500
                                              Comcast Corporation:
                 BB+     Ba3      5,000,000     9.125% due 10/15/2006                   5,112,500          5,325,000
                 BB+     Ba3     30,000,000     9.50% due 1/15/2008                    29,468,813         31,853,399
                 B-      B2      70,000,000   Echostar Communications Corp.,
                                              11.712% due 6/01/2004 (a)(f)             61,127,991         67,478,156
                 CCC+    B3      25,000,000   Echostar Satellite Broadcasting,
                                              11.25% due 3/15/2004 (a)                 21,177,229         23,000,000
                 B       B2      31,000,000   Intermedia Capital Partners L.P.,
                                              11.25% due 8/01/2006                     31,002,500         35,030,000
                                              Lenfest Communications, Inc.:
                 BB+     Ba3     50,000,000     8.375% due 11/01/2005                  47,987,450         51,875,000
                 BB-     B2      40,000,000     10.50% due 6/15/2006                   40,444,200         45,800,000
                 BB-     B2      10,000,000     8.25% due 2/15/2008 (j)                 9,972,600         10,150,000
                 B       B1      50,000,000   Olympus Communications L.P.,
                                              10.625% due 11/15/2006                   50,282,500         55,750,000
                 CCC+    Caa     25,000,000   People's Choice T.V. Corporation,
                                              15.21% due 6/01/2004 (a)                 17,397,204          5,875,000
                 BB+     Ba3     40,000,000   TCI Communications Inc., 9.65%
                                              due 3/31/2027                            40,258,360         47,135,198
                 B-      B3      40,000,000   TCI Satellite Entertainment, Inc.,
                                              12.15% due 2/15/2007 (a)(j)              25,396,311         28,400,000
                 B-      B3      50,338,000   Wireless One Inc., 13.50% due
                                              8/01/2006 (a)(c)                         31,544,410          5,285,490
                                                                                   --------------     --------------
                                                                                      589,725,794        575,684,944

Cable--                                       Australis Media Ltd.:
International--  NR*     NR*      8,699,997     14.391% due 11/01/2002 (a)(k)           6,129,731          5,926,412
4.4%             D       C          700,819     1.75%/15.75% due 5/15/2003 (i)            476,970            213,750
                 NR*     NR*     79,117,000     1.75%/15.75% due 5/15/2003
                                                (d)(i)++++                             56,318,088         22,645,273
                 B-      B2      10,000,000   Azteca Holdings S.A., 11% due
                                              6/15/2002 (j)                             9,962,200         10,475,000
                 B-      B2      55,000,000   Comcast UK Cable Partners Ltd.,
                                              11.23% due 11/15/2007 (a)                41,241,284         45,787,500
                                              Diamond Cable Communications PLC (a):
                 B-      B3      15,000,000     11.366% due 12/15/2005                 11,246,731         11,962,500
                 B-      B3      25,000,000     10.87% due 2/15/2007                   16,524,731         17,875,000
                                              NTL Inc.:
                 B-      B3      25,000,000     10% due 2/15/2007                      25,015,625         27,125,000
                 B-      B3      80,000,000     Series B, 11.701% due
                                                2/01/2006 (a)                          57,502,097         64,400,000
                 B+      B1      75,000,000   TeleWest Communications PLC,
                                              11.02% due 10/01/2007 (a)                57,297,294         60,750,000


Merrill Lynch Corporate Bond Fund, Inc.,
High Income Portfolio
March 31, 1998

SCHEDULE OF INVESTMENTS (continued)
                S&P     Moody's      Face                                                                   Value
Industries     Rating    Rating     Amount                 Issue                           Cost           (Note 1a)

Bonds (continued)
Cable--          B       B2    $ 45,000,000   UIH Australia/Pacific Inc.,
International                                 Series B, 14% due 5/15/2006 (a)      $   29,534,457     $   31,275,000
(concluded)      B       B3     111,500,000   United International Holdings,
                                              Inc., 10.75% due 2/15/2008 (a)(h)        66,895,738         70,523,750
                                                                                   --------------     --------------
                                                                                      378,144,946        368,959,185

Capital Goods--  BB-     B1      21,450,000   Essex Group Inc., 10% due 5/01/2003      21,546,500         22,415,250
1.1%                                          International Wire Group, Inc.:
                 B-      B3      15,000,000     11.75% due 6/01/2005                   16,312,500         16,725,000
                 B-      B3      25,000,000     11.75% due 6/01/2005                   24,986,250         27,875,000
                 B-      B3      25,250,000   Trench Electric & Trench Inc.,
                                              10.25% due 12/15/2007 (j)                25,315,625         25,723,438
                                                                                   --------------     --------------
                                                                                       88,160,875         92,738,688

Chemicals--      BB-     Ba3     10,000,000   Agriculture Minerals & Chemicals
0.5%                                          Company, L.P., 10.75% due 9/30/2003      10,060,000         10,725,000
                                              ISP Holdings Inc.:
                 BB-     Ba3     19,502,000     9.75% due 2/15/2002                    19,502,000         20,769,630
                 BB-     Ba3     10,000,000     9% due 10/15/2003                       9,972,100         10,525,000
                                                                                   --------------     --------------
                                                                                       39,534,100         42,019,630

Child Care--     B-      B3      15,000,000   KinderCare Learning Centers, Inc.,
0.2%                                          9.50% due 2/15/2009                      14,859,375         15,412,500

Computer         NR*     NR*      4,000,000   Verio Inc., 10.375% due 4/01/2005         4,000,000          4,180,000
Services--0.1%

Computer         BB-     Ba1     59,500,000   Advanced Micro Devices, Inc., 11%
Services--                                    due 8/01/2003                            61,781,250         63,888,125
Electronics--    CCC     Caa1    40,500,000   Dictaphone Corp., 11.75% due
1.5%                                          8/01/2005                                40,114,375         41,917,500
                 B+      B3      15,000,000   Jordan Telecom Products, Series B,
                                              9.875% due 8/01/2007                     14,882,460         16,012,500
                                                                                   --------------     --------------
                                                                                      116,778,085        121,818,125

Conglomerates--  NR*     Ba3     15,000,000   Dine, S.A. de C.V., 8.75% due
1.5%                                          10/15/2007 (j)                           14,887,200         14,700,000
                 B-      B3      22,000,000   Eagle-Picher Industries, 9.375%
                                              due 3/01/2008                            22,117,040         22,495,000
                 NR*     NR*      3,639,000   MacAndrews & Forbes Holdings, Inc.,
                                              13% due 3/01/1999                         3,409,270          3,670,841
                 B+      B3      26,000,000   Sequa Corp., 9.375% due 12/15/2003       25,146,562         27,430,000
                 BB-     NR*     60,000,000   Voto-Votorantim S.A., 8.50% due
                                              6/27/2005 (j)                            58,884,775         57,000,000
                                                                                   --------------     --------------
                                                                                      124,444,847        125,295,841

Consumer         B       B3      93,000,000   CLN Holdings Inc., 11.662% due
Products--1.7%                                5/15/2001 (a)                            65,214,918         74,400,000
                 B+      Ba3     15,000,000   Coty Inc., 10.25% due 5/01/2005          15,000,000         16,125,000
                 B+      B1      45,880,000   International Semi-Tech
                                              Microelectronics, Inc.,
                                              12.51% due 8/15/2003 (a)                 33,392,170         16,287,400
                 B-      B3      30,000,000   Revlon Consumer Products Corp.,
                                              8.625% due 2/01/2008 (j)                 29,989,800         30,450,000
                 B+      B1       2,240,000   Samsonite Corporation, 11.125%
                                              due 7/15/2005                             2,144,800          2,542,400
                                                                                   --------------     --------------
                                                                                      145,741,688        139,804,800

Consumer         B-      Caa2     7,000,000   AP Holdings Inc., 11.25% due
Services--0.4%                                3/15/2008 (a)(j)                          4,069,470          4,217,500
                 B-      Caa1    12,500,000   Apcoa Inc., 9.25% due 3/15/2008 (j)      12,500,000         12,593,750
                 B+      B2      13,650,000   Coinmach Corp., 11.75% due
                                              11/15/2005                               15,004,875         15,288,000
                                                                                   --------------     --------------
                                                                                       31,574,345         32,099,250



Merrill Lynch Corporate Bond Fund, Inc.,
High Income Portfolio
March 31, 1998

SCHEDULE OF INVESTMENTS (continued)
                S&P     Moody's      Face                                                                   Value
Industries     Rating    Rating     Amount                 Issue                           Cost           (Note 1a)

Bonds (continued)
Convertible      NR*     Caa2   $ 6,195,000   Builders Transport, Inc., 8%
Bonds**--0.1%                                 due 8/15/2005 (2)                    $    3,614,250     $    1,548,750
                 BBB+    Ba1      6,375,000   Quantum Health Resources Inc.,
                                              4.75% due 10/01/2000 (1)                  5,956,562          6,008,438
                                                                                   --------------     --------------
                                                                                        9,570,812          7,557,188

Diversified      B-      B3      25,000,000   Foamex Capital Corp., 9.875% due
--0.3%                                        6/15/2007                                25,468,750         26,250,000

Energy--8.3%     B+      B2      20,000,000   Benton Oil & Gas Co., 9.375% due
                                              11/01/2007                               20,097,687         20,125,000
                                              Chesapeake Energy Corporation:
                 BB-     Ba3     17,010,000     10.50% due 6/01/2002                   18,117,544         18,158,175
                 BB-     Ba3      4,400,000     9.125% due 4/15/2006                    4,388,100          4,466,000
                 BB-     Ba3      1,000,000     Series B, 7.875% due 3/15/2004            983,750            970,000
                 B+      B2      15,000,000   Clark R & M Holdings, Inc., 8.875%
                                              due 11/15/2007                           14,892,150         15,262,500
                 B+      B3      25,000,000   Clark USA Inc., Series B, 10.875%
                                              due 12/01/2005                           26,515,000         27,500,000
                 BBB-    Ba3     42,500,000   Compania Naviera Perez Companc
                                              S.A.C.F.I.M.F.A.,
                                              9% due 1/30/2004 (j)                     43,872,500         43,881,250
                 B       B2      10,000,000   Cross Timbers Oil Company, 8.75%
                                              due 11/01/2009                           10,000,000         10,287,500
                 B       B2      15,000,000   Energy Corp. of America, 9.50%
                                              due 5/15/2007                            15,000,000         15,000,000
                 B       B2      20,000,000   Forcenergy, Inc., 8.50% due 2/15/2007    19,740,050         19,750,000
                                              KCS Energy Inc.:
                 B-      B3      20,000,000     8.875% due 1/15/2008                   19,900,000         19,825,000
                 B       B1      22,000,000     Series B, 11% due 1/15/2003            22,723,750         24,035,000
                 BBB-    Baa3    28,593,750   Oleoducto Centrale S.A., 9.35%
                                              due 9/01/2005 (j)++                      28,584,219         29,666,016
                                              Parker Drilling Co.:
                 B+      B1      25,500,000     9.75% due 11/15/2006                   25,510,725         27,285,000
                 B+      B1       7,000,000     9.75% due 11/15/2006                    7,268,310          7,472,500
                                              Petroleo Brasileiro S.A.--
                                              Petrobras (j):
                 B+      B1      15,000,000     10% due 10/17/2006                     15,097,500         15,806,250
                 BB-     B1      15,000,000     10% due 10/17/2006                     14,869,812         15,750,000
                 BB+     Ba3     25,000,000   Seagull Energy Corp., 8.625%
                                              due 8/01/2005                            24,990,000         25,750,000
                 B       B3      18,000,000   Southwest Royalties Inc., 10.50% due
                                              10/15/2004                               17,491,250         16,110,000
                 B+      B3     293,840,000   TransAmerican Energy Corp., Series B,
                                              13.174% due 6/15/2002 (a)               250,690,865        246,825,600
                 NR*     NR*     36,000,000   TransAmerican Refining Corporation,
                                              13% due 12/15/2002 (k)                   35,640,000         36,900,000
                                              Trico Marine Services, Inc. (j):
                 BB-     Ba3      5,000,000     8.50% due 8/01/2005                     5,012,500          5,050,000
                 BB-     NR*     10,000,000     Series C, 8.50% due 8/01/2005          10,100,000         10,100,000
                 BB      Ba2     15,000,000   Triton Energy Corp., 9.25% due
                                              4/15/2005                                14,936,550         16,336,199
                 B-      B2      20,000,000   United Refining Co., 10.75% due
                                              6/15/2007                                20,000,000         21,100,000
                                                                                   --------------     --------------
                                                                                      686,422,262        693,411,990

Entertainment--  B-      B2      24,495,000   AMF Group Inc., Series B, 12.578%
1.5%                                          due 3/15/2006 (a)                        16,890,886         20,085,900
                 B       B1      15,000,000   Fox/Liberty Networks LLC, 8.875%
                                              due 8/15/2007                            14,930,000         15,656,250
                 B-      B3      16,250,000   Premier Parks Inc., 10% due
                                              4/01/2008 (a)                             9,976,037          9,976,037
                                              Six Flags Theme Parks Inc.:
                 B       B3      60,000,000     11.566% due 6/15/2005 (a)              60,191,337         66,900,000
                 B-      B3      15,000,000     8.875% due 4/01/2006                   15,000,000         15,000,000
                                                                                   --------------     --------------
                                                                                      116,988,260        127,618,187


Merrill Lynch Corporate Bond Fund, Inc.,
High Income Portfolio
March 31, 1998

SCHEDULE OF INVESTMENTS (continued)
                S&P     Moody's      Face                                                                   Value
Industries     Rating    Rating     Amount                 Issue                           Cost           (Note 1a)

Bonds (continued)
Financial        B       B2     $13,000,000   Amresco Inc., Series 98-A,           $   13,000,000     $   13,325,000
Services--2.7%                                9.875% due 3/15/2005
                                              First Nationwide Holdings Inc.:
                 B       Ba3     12,000,000     10.625% due 10/01/2003                 12,000,000         13,560,000
                 B       B3      17,000,000     12.50% due 4/15/2003                   16,806,710         19,507,500
                 BB+     Baa2    40,000,000   Fuji JGB Investment LLC (Preferred),
                                              9.87% due 12/31/2049 (j)                 39,980,000         39,825,760
                 BBB-    A3      30,000,000   IBJ Preferred Capital Co. LLC,
                                              8.79% due 12/29/2049 (j)                 29,655,000         28,932,090
                 BB+     B1       9,000,000   Penncorp Financial Group Inc.,
                                              9.25% due 12/15/2003                      9,090,000          9,472,500
                 BB-     Ba2     30,575,000   Reliance Group Holdings Inc.,
                                              9.75% due 11/15/2003                     29,792,500         31,965,245
                 BBB-    A2      32,000,000   SB Treasury Company LLC, 9.40% due
                                              12/29/2049 (j)                           32,000,000         33,265,568
                 BB+     Ba3     10,000,000   SIG Capital Trust I, 9.50% due
                                              8/15/2027                                10,000,000         10,225,000
                 BB-     NR*     17,000,000   Veritas Capital Trust, 10% due
                                              1/01/2028 (j)                            17,290,000         17,722,500
                 BB      NR*      8,449,000   Veritas Holdings GMBH, 9.625% due
                                              12/15/2003                                8,449,000          9,082,675
                                                                                   --------------     --------------
                                                                                      218,063,210        226,883,838

Food &                                        Chiquita Brands International Inc.:
Beverage--       B+      B1      30,000,000     9.125% due 3/01/2004                   29,585,625         31,500,000
1.8%             B+      B1      20,000,000     10.25% due 11/01/2006                  19,881,400         21,900,000
                 B       B3      23,450,000   Curtice Burns Food, Inc., 12.25%
                                              due 2/01/2005                            23,562,125         25,912,250
                 B-      B2      20,000,000   DGS International Finance Co.,
                                              10% due 6/01/2007 (j)                    20,068,200         17,150,000
                 BB-     Ba3     14,211,000   Fresh Del Monte Corp., 10% due
                                              5/01/2003                                14,223,500         14,850,495
                 B-      B2      24,000,000   International Home Foods, Inc.,
                                              10.375% due 11/01/2006                   24,000,000         26,820,000
                 B       B2      12,000,000   Southern Foods SFG, 9.875% due
                                              9/01/2007 (j)                            12,000,000         12,840,000
                                                                                   --------------     --------------
                                                                                      143,320,850        150,972,745

Foreign          BB-     NR*     10,000,000   City of Saint Petersburgh, 9.50%
Government                                    due 6/18/2002                             9,751,270          9,450,000
Obligations--                                 Republic of Argentina:
1.6%             BB      Ba3     35,000,000     11% due 10/09/2006                     35,133,680         39,200,000
                 BB      Ba3     30,750,000     Global Bonds, 11.375% due 1/30/2017    31,692,220         34,901,250
                 BB-     B1      17,500,000   Republic of Brazil, Global Bonds,
                                              10.125% due 5/15/2027                    15,035,530         17,438,750
                 AA+     Aa1      9,523,809   Republic of Venezuela, 6.812% due
                                              12/18/2007                                8,315,476          8,672,667
                 NR*     Ba2     20,000,000   United Mexican States, Government
                                              Bonds, 11.50% due 5/15/2026              21,056,250         24,400,000
                                                                                   --------------     --------------
                                                                                      120,984,426        134,062,667

Gaming--4.1%     BB-     B1      15,000,000   Boyd Gaming Corporation, 9.50%
                                              due 7/15/2007                            14,848,500         16,112,809
                 B+      B2      37,000,000   GB Property Funding Corp.,
                                              10.875% due 1/15/2004                    35,072,500         32,560,000
                                              Grand Casinos Inc.:
                 BB-     Ba3     20,000,000     10.125% due 12/01/2003                 19,837,500         21,625,000
                 B+      B2       5,000,000     9% due 10/15/2004                       5,000,000          5,162,500
                 D       Caa     60,115,000   Harrah's Jazz Co., 14.25% due
                                              11/15/2001 (l)                           49,536,050         18,034,500
                 B+      B2      20,000,000   Hollywood Casino Corp., 12.75%
                                              due 11/01/2003                           19,272,855         22,150,000
                 CCC+    B2      15,000,000   Planet Hollywood International,
                                              12% due 4/01/2005 (j)                    15,000,000         15,375,000
                 BB-     Ba3     25,000,000   Showboat Inc., 9.25% due 5/01/2008       25,264,625         26,750,000


Merrill Lynch Corporate Bond Fund, Inc.,
High Income Portfolio
March 31, 1998

SCHEDULE OF INVESTMENTS (continued)
                S&P     Moody's      Face                                                                   Value
Industries     Rating    Rating     Amount                 Issue                           Cost           (Note 1a)

Bonds (continued)
Gaming           B+      Ba3   $ 15,000,000   Sun International Hotels Ltd.,
(concluded)                                   8.625% due 12/15/2007                $   15,000,000     $   15,525,000
                                              Trump Atlantic City
                                              Associates/Funding Inc.:
                 BB-     B1      59,100,000     11.25% due 5/01/2006                   57,838,437         60,873,000
                 B       B1      35,900,000     11.25% due 5/01/2006 (j)               35,132,771         37,066,750
                 NR*     Caa     20,000,000   Trump's Castle Funding, Inc.,
                                              11.75% due 11/15/2003                    17,551,979         19,300,000
                                              Venetian Casino Resort LLC (j):
                 CCC+    Caa1    17,500,000     10% due 11/15/1999                     16,367,103         16,537,500
                 B-      B3      36,000,000     12.25% due 11/15/2004                  36,000,000         37,530,000
                                                                                   --------------     --------------
                                                                                      361,722,320        344,602,059

Health           B       B3      16,800,000   ALARIS Medical Systems, Inc.,
Services--                                    9.75% due 12/01/2006                     16,994,313         17,850,000
5.3%             B+      B1      45,200,000   Beverly Enterprises, Inc., 9% due
                                              2/15/2006                                44,200,550         47,121,000
                                              Columbia/HCA Healthcare Corp.:
                 BBB     Ba2      1,000,000     6.91% due 6/15/2005                       940,800            933,795
                 BBB     Ba2      8,460,000     8.85% due 1/01/2007                     8,980,882          8,669,385
                 BBB     Ba2     10,000,000     7.25% due 5/20/2008                     9,393,300          9,409,800
                 BBB     Ba2     14,150,000     8.70% due 2/10/2010                    14,502,652         14,270,275
                 BBB     Ba2     17,640,000     9% due 12/15/2014                      18,400,090         17,938,645
                 BBB     Ba2      2,500,000     7.50% due 12/15/2023                    2,258,750          2,229,937
                 BBB     Ba2     15,000,000     8.36% due 4/15/2024                    14,614,910         14,297,925
                 B-      B2      33,250,000   Extendicare Health Services,
                                              9.35% due 12/15/2007 (j)                 33,254,375         34,663,125
                 B+      Ba3     56,400,000   Fresenius Medical Capital Trust I,
                                              7.875% due 2/01/2008 (j)                 56,590,250         56,259,000
                 B+      Ba3     41,091,000   Fresensius Medical Care AG, 9%
                                              due 12/01/2006                           41,993,597         43,042,822
                 B-      B3      25,000,000   Kinetic Concepts, Inc., 9.625%
                                              due 11/01/2007 (j)                       25,153,750         25,875,000
                 B-      B3      40,000,000   Magellan Health Services Inc.,
                                              9% due 2/15/2008 (j)                     40,087,500         40,400,000
                 B-      B3      52,000,000   Paragon Health Networks Inc.,
                                              9.50% due 11/01/2007                     51,768,080         53,560,000
                 B       B2       5,000,000   Pharmerica Inc., 8.375% due
                                              4/01/2008 (j)                             5,000,000          5,025,000
                 B-      B2      20,000,000   Sun Healthcare Group, Inc.,
                                              9.50% due 7/01/2007 (j)                  19,758,468         20,900,000
                 BB-     Ba3     30,000,000   Tenet Healthcare Corp., 8.625%
                                              due 1/15/2007                            29,968,200         31,200,000
                                                                                   --------------     --------------
                                                                                      433,860,467        443,645,709

Home             BB+     Ba3     20,000,000   Greystone Homes Inc., 10.75%
Builders--                                    due 3/01/2004                            19,115,000         21,950,000
0.8%             BB      Ba2      7,100,000   Ryland Group, Inc. (The),
                                              10.50% due 7/01/2006                      6,992,577          7,952,000
                 BB-     B1      32,000,000   U.S. Home Corp., 8.88% due
                                              8/15/2007                                32,017,500         32,960,000
                                                                                   --------------     --------------
                                                                                       58,125,077         62,862,000

Hotels--1.7%     BB-     Ba3     80,000,000   HMC Acquisition Properties,
                                              9% due 12/15/2007                        79,272,500         84,400,000
                                              HMH Properties Inc.:
                 BB-     Ba3     40,000,000     9.50% due 5/15/2005                    39,178,628         42,600,000
                 BB-     Ba3     15,500,000     8.875% due 7/15/2007                   15,519,375         16,352,500
                                                                                   --------------     --------------
                                                                                      133,970,503        143,352,500

Independent                                   AES Corporation (The):
Power            B+      Ba1     30,000,000     10.25% due 7/15/2006                   30,000,000         33,150,000
Producers--2.5%  B+      Ba1     21,000,000     8.375% due 8/15/2007                   20,901,300         21,472,500
                 BB      Ba2     30,000,000   CE Casecnan Water & Energy Co.,
                                              11.45% due 11/15/2005                    30,000,000         31,425,000


Merrill Lynch Corporate Bond Fund, Inc.,
High Income Portfolio
March 31, 1998

SCHEDULE OF INVESTMENTS (continued)
                S&P     Moody's      Face                                                                   Value
Industries     Rating    Rating     Amount                 Issue                           Cost           (Note 1a)

Bonds (continued)
Independent      BB+     Ba2    $20,000,000   California Energy Company, Inc.,
Power                                         9.875% due 6/30/2003                 $   20,122,500     $   21,406,699
Producers        BB-     Ba2     46,000,000   Calpine Corporation, 8.75% due
(concluded)                                   7/15/2007                                46,206,325         47,840,000
                 BB      Ba1     10,000,000   ESI Tractebel Acquisition Corp.,
                                              7.99% due 12/30/2011 (j)                 10,000,000         10,000,230
                                              Midland Cogeneration Venture Limited
                                              Partnership:
                 BB      Ba3      3,247,574     10.33% due 7/23/2002++                  3,476,263          3,510,108
                 BB      Ba3     16,454,880     10.33% due 7/23/2002++                 17,046,447         17,787,560
                 B       B2      11,250,000     11.75% due 7/23/2005                   11,310,000         13,508,831
                 B       B2       5,500,000     13.25% due 7/23/2006                    6,002,565          7,073,137
                                                                                   --------------     --------------
                                                                                      195,065,400        207,174,065

Industrial       CCC     B3       7,912,000   Thermadyne Industries, Inc.,
Services--0.1%                                10.75% due 11/01/2003                     7,914,802          8,327,380

Media &                                       Comtel Brasileira Ltd.:
Communications-- BB-     B1      42,500,000     10.75% due 9/26/2004 (j)               41,815,050         44,200,000
International--  NR*     NR*      3,000,000     10.75% due 9/26/2004 (k)                2,867,500          3,112,500
2.9%                                          Globo Communicacoes e
                                              Participacoes, Ltd. (j):
                 BB-     B1      40,000,000     10.50% due 12/20/2006                  40,144,450         41,000,000
                 BB-     B1      10,000,000     10.625% due 12/05/2008                  9,992,000         10,237,500
                                              Grupo Televisa, S.A. de C.V.:
                 BB      Ba2      2,500,000     11.375% due 5/15/2003                   2,637,500          2,765,625
                 BB      Ba2     39,000,000     11.875% due 5/15/2006                  42,079,687         45,142,500
                 BB      Ba2     15,000,000     11.363% due 5/15/2008 (a)              11,330,895         11,737,500
                 B+      B2      15,000,000   Orion Network Systems, Inc.,
                                              11.25% due 1/15/2007 (e)                 14,825,550         17,325,000
                                              Philippine Long Distance
                                              Telephone Company:
                 BB+     Ba2      9,600,000     10.625% due 6/02/2004                   9,988,000         10,200,000
                 BB      Ba2      8,500,000     9.875% due 8/01/2005                    8,512,500          8,733,750
                 BBB-    Ba3     40,000,000   Telefonica de Argentina S.A.,
                                              11.875% due 11/01/2004                   38,763,075         46,000,000
                                                                                   --------------     --------------
                                                                                      222,956,207        240,454,375

Metals &         NR*     B1      93,000,000   CSN Iron Panama, 9.125% due
Mining--2.8%                                  6/01/2007 (j)                            87,883,750         87,536,250
                 CCC+    B2      50,000,000   Kaiser Aluminum & Chemical Corp.,
                                              12.75% due 2/01/2003                     51,088,125         53,343,750
                                              Maxxam Group, Inc.:
                 CCC+    B3      11,750,000     11.25% due 8/01/2003                   11,816,250         12,484,375
                 CCC+    B3      41,155,000     12.37% due 8/01/2003 (a)               39,408,092         42,183,875
                 B       B2      15,000,000   Metals USA Inc., 8.625% due
                                              2/15/2008 (j)                            15,000,000         14,962,500
                 BB-     Ba3     25,000,000   Murrin Murrin Holdings, Inc.,
                                              9.375% due 8/31/2007 (j)                 24,845,000         24,937,500
                                                                                   --------------     --------------
                                                                                      230,041,217        235,448,250

Packaging--0.5%  B       B2      15,000,000   AEP Industries Inc., 9.875%
                                              due 11/15/2007 (j)                       14,883,600         15,806,250
                 B-      B3       5,000,000   Graham Packaging Capital, 8.75% due
                                              1/15/2008 (j)                             5,000,000          5,012,500
                 B       B1      12,000,000   Silgan Corp., 9% due 6/01/2009 (j)       12,000,000         12,600,000
                 B+      Ba3     10,000,000   Vicap S.A., 11.375% due 5/15/2007 (j)     9,947,000         11,075,000
                                                                                   --------------     --------------
                                                                                       41,830,600         44,493,750


Merrill Lynch Corporate Bond Fund, Inc.,
High Income Portfolio
March 31, 1998

SCHEDULE OF INVESTMENTS (continued)
                S&P     Moody's      Face                                                                   Value
Industries     Rating    Rating     Amount                 Issue                           Cost           (Note 1a)

Bonds (continued)
Paper & Forest   B-      B2    $ 42,000,000   APP International Finance Co.,
Products--3.9%                                11.75% due 10/01/2005                $   41,716,250     $   39,900,000
                 B       B3      60,000,000   Ainsworth Lumber Company, 12.50%
                                              due 7/15/2007++++                        58,570,310         60,675,414
                                              Container Corporation of America:
                 B+      B1      15,420,000     9.75% due 4/01/2003                    15,433,400         16,605,412
                 B+      B1      13,000,000     11.25% due 5/01/2004                   13,000,000         14,161,875
                                              Doman Industries Ltd.:
                 BB-     B1      60,000,000     8.75% due 3/15/2004                    57,006,250         59,925,000
                 BB-     B1       5,000,000     9.25% due 11/15/2007                    5,000,000          5,062,500
                 NR*     Caa      4,750,000   Indah Kiat Finance Mauritius, 10%
                                              due 7/01/2007                             4,500,000          3,978,125
                 B-      Caa     14,500,000   P.T. Indah Kiat International
                                              Finance, 12.50% due 6/15/2006            14,572,500         13,485,000
                 B       B3      27,220,000   Pacific Lumber Co., 10.50% due
                                              3/01/2003                                26,868,237         28,172,700
                 B-      Caa1    12,500,000   Pindo Deli Finance Mauritius,
                                              10.75% due 10/01/2007 (j)                12,462,087         10,281,250
                                              Riverwood International Corp.:
                 B-      B3      15,000,000     10.25% due 4/01/2006                   14,396,250         15,618,750
                 CCC+    Caa     30,000,000     10.875% due 4/01/2008                  29,248,750         30,337,500
                 B-      Caa1    27,750,000   Tjiwi Kimia Finance Mauritius,
                                              10% due 8/01/2004 (j)                    26,963,250         22,824,375
                                                                                   --------------     --------------
                                                                                      319,737,284        321,027,901

Product                                       AmeriServ Food Company:
Distribution--   B+      B1      14,000,000     8.875% due 10/15/2006                  14,000,000         14,490,000
0.9%             B-      B3      42,000,000     10.125% due 7/15/2007                  42,000,000         45,360,000
                 B+      B3      12,000,000   Fleming Companies Inc., 10.50%
                                              due 12/01/2004                           11,930,280         12,780,000
                                                                                   --------------     --------------
                                                                                       67,930,280         72,630,000

Publishing &     B       B1       9,000,000   American Lawyer Media Inc., 9.75%
Printing--1.1%                                due 12/15/2007 (j)                        9,000,000          9,495,000
                                              Hollinger International, Inc.:
                 BB+     Ba3      5,000,000     8.625% due 3/15/2005                    4,975,000          5,262,500
                 BB-     B1      21,500,000     9.25% due 2/01/2006                    20,925,312         22,736,250
                 BB-     B1       3,000,000     9.25% due 3/15/2007                     2,980,740          3,195,000
                 CCC+    B3      10,000,000   Liberty Group Publishing Inc.,
                                              9.375% due 2/01/2008 (j)                 10,000,000         10,250,000
                 BB-     Ba3     22,250,000   Primedia Inc., 7.625% due
                                              4/01/2008 (j)                            22,122,062         21,916,250
                 BB-     B1      20,000,000   World Color Press, Inc., 9.125%
                                              due 3/15/2003                            20,019,375         20,600,000
                                                                                   --------------     --------------
                                                                                       90,022,489         93,455,000

Real Estate--    BB-     Ba3     20,500,000   Forest City Enterprises Inc.,
0.2%                                          8.50% due 3/15/2008                      20,628,750         20,602,500

Restaurants--    B+      Ba3     27,000,000   Foodmaker, Inc., 9.75% due
0.3%                                          11/01/2003                               26,216,200         28,822,500

Specialty        NR*     NR*     24,702,000   Cumberland Farms, Inc. DE,
Retailing--0.3%                               10.50% due 10/01/2003                    23,545,832         24,454,980

Steel--2.8%      BB-     Ba2     25,000,000   A.K. Steel Holding Corp., 9.125%
                                              due 12/15/2006                           25,056,250         26,875,000
                 BB      Ba3     20,000,000   Hysla, S.A. de C.V., 9.25% due
                                              9/15/2007 (j)                            19,872,930         20,150,000
                 B+      B1      10,000,000   Ivaco Inc., 11.50% due 9/15/2005          9,800,000         11,075,000
                 NR*     NR*     15,000,000   Renco Steel Holdings, 10.875%
                                              due 2/01/2005 (j)                        14,945,700         15,600,000
                 B       B3      25,000,000   Republic Engineered Steel Inc.,
                                              9.875% due 12/15/2001                    24,117,500         25,312,500



Merrill Lynch Corporate Bond Fund, Inc.,
High Income Portfolio
March 31, 1998

SCHEDULE OF INVESTMENTS (continued)
                S&P     Moody's      Face                                                                   Value
Industries     Rating    Rating     Amount                 Issue                           Cost           (Note 1a)

Bonds (continued)
Steel            B+      B2    $ 25,000,000   WCI Steel Inc., 10% due
(concluded)                                   12/01/2004                           $   25,000,000     $   26,500,000
                 B       B3      25,000,000   WHX Corporation, 10.50% due
                                              4/15/2005                                25,000,000         25,000,000
                 B       B2      23,000,000   Weirton Steel Inc., 10.75% due
                                              6/01/2005                                22,413,750         24,581,250
                 BB-     B2      55,000,000   Wheeling-Pittsburgh Steel Corp.,
                                              9.25% due 11/15/2007 (j)                 54,776,725         56,306,250
                                                                                   --------------     --------------
                                                                                      220,982,855        231,400,000

Supermarkets--                                Pueblo Xtra International Inc.:
0.3%             B-      B3      21,075,000     9.50% due 8/01/2003                    19,460,250         20,653,500
                 B-      B3       3,000,000     9.50% due 8/01/2003 (j)                 2,738,546          2,940,000
                                                                                   --------------     --------------
                                                                                       22,198,796         23,593,500

Telephone        CCC+    Caa1    33,000,000   Nextel International Inc.,
Communications--                              12.125% due 4/15/2008 (a)(j)             18,233,607         19,882,500
0.2%

Telephone--                                   Nextlink Communications Inc.:
Competitive      B       B3      43,000,000     9% due 3/15/2008 (j)                   42,913,140         44,505,000
Local            B+      Ba1     23,500,000     9.45% due 4/15/2008 (a)                14,757,295         14,757,295
Exchange                                      RSL Communications PLC (j):
Carriers--2.4%   B-      B3      49,000,000     9.125% due 3/01/2008                   49,000,000         49,857,500
                 B-      B3      72,000,000     10.125% due 3/01/2008 (a)              44,270,614         45,720,000
                 B+      Baa3    40,000,000   Teleport Communications Group Inc.,
                                              9.875% due 7/01/2006                     40,943,500         45,800,000
                                                                                   --------------     --------------
                                                                                      191,884,549        200,639,795

Textiles--1.2%   B       B3      10,000,000   Galey & Lord Inc., 9.125% due
                                              3/01/2008 (j)                             9,950,000         10,175,000
                 B       B2      20,000,000   Polymer Group Inc., 8.75% due
                                              3/01/2008                                20,000,000         20,450,000
                                              Polysindo International Finance Co.:
                 CCC-    Caa     48,600,000     11.375% due 6/15/2006                  47,947,750         31,833,000
                 CCC-    Caa2    21,750,000     9.375% due 7/30/2007                   17,430,000         13,593,750
                 B+      B2      25,000,000   Westpoint Stevens Inc., 9.375%
                                              due 12/15/2005                           25,100,000         26,468,750
                                                                                   --------------     --------------
                                                                                      120,427,750        102,520,500

Transportation-- BB-     NR*     45,000,000   Autopistas del Sol S.A., 10.25%
4.1%                                          due 8/01/2009 (j)                        44,935,000         43,762,500
                 BB-     Ba2     25,000,000   Eletson Holdings, Inc., 9.25%
                                              due 11/15/2003                           24,472,500         25,944,062
                                              GS Superhighway Holdings:
                 BB      Ba2     43,000,000     9.875% due 8/15/2004                   37,956,250         36,657,500
                 BB      Ba3     45,000,000     10.25% due 8/15/2007                   44,663,550         38,137,500
                 BB      Ba2     20,000,000   Gearbulk Holdings, Ltd., 11.25%
                                              due 12/01/2004                           20,518,750         21,900,000
                 BB      B1      40,000,000   Hvide Marine Inc., 8.375% due
                                              2/15/2008 (j)                            39,872,500         39,200,000
                 BB-     Ba2     10,000,000   Stena AB, 8.75% due 6/15/2007            10,000,000         10,337,500
                                              TFM, S.A. de C.V.:
                 B+      B2       2,000,000     10.25% due 6/15/2007                    2,000,000          2,100,000
                 B+      B2      21,500,000     11.767% due 6/15/2009 (a)              13,278,826         14,458,750
                                              Transportacion Maritima Mexicana,
                                              S.A. de C.V.:
                 BB-     Ba3     20,000,000     9.25% due 5/15/2003                    17,092,750         20,100,000
                 BB-     Ba3     31,800,000     (Class A), 10% due 11/15/2006          31,387,250         31,998,750
                 B-      B3      60,606,000   Transtar Holdings L.P., Series B,
                                              11.892% due 12/15/2003 (a)               50,853,507         55,302,975
                                                                                   --------------     --------------
                                                                                      337,030,883        339,899,537
US Government    AAA     NR*     15,000,000   US Treasury Bonds, 6.25% due
Obligations                                   8/15/2023                                13,735,800         15,466,388
--0.2%


Merrill Lynch Corporate Bond Fund, Inc.,
High Income Portfolio
March 31, 1998

SCHEDULE OF INVESTMENTS (continued)
                S&P     Moody's      Face                                                                   Value
Industries     Rating    Rating     Amount                 Issue                           Cost           (Note 1a)

Bonds (continued)
Utilities--4.0%  BB-     B1    $ 17,519,000   Beaver Valley Funding Corp.,
                                              9% due 6/01/2017                     $   15,115,550     $   19,748,380
                 BB      Ba2      5,250,000   Cleveland Electric Illuminating
                                              Co., 9.50% due 5/15/2005                  5,239,920          5,754,656
                 NR*     NR*     20,000,000   Companhia de Saneamento Basico do
                                              Estado de Sao-Paulo, 10% due
                                              7/28/2005 (j)                            20,000,000         19,841,440
                 BB-     B1      70,000,000   Espirito Santo-Escelsa, 10% due
                                              7/15/2007 (j)                            69,476,250         68,425,000
                 BB+     NR*     37,000,000   Inversora de Electrica, 9% due
                                              9/16/2004 (j)                            36,895,000         37,185,000
                 BBB-    Ba3     40,000,000   Metrogas S.A., 12% due 8/15/2000         40,031,875         42,700,000
                 NR*     NR*     15,366,842   Sunflower Electric Power Corp.,
                                              8% due 12/31/2016 (k)++                  10,080,213         11,044,917
                 BB-     Ba3     20,000,000   Texas-New Mexico Power Corp., 10.75%
                                              due 9/15/2003                            20,065,000         21,618,199
                 BBB-    Baa3    41,647,941   Trans Gas de Occidente, 9.79% due
                                              11/01/2010 (j)++                         41,722,312         44,840,380
                                              Tucson Electric & Power Co.++:
                 NR*     NR*     33,847,781     10.21% due 1/01/2009                   32,005,359         35,410,872
                 NR*     NR*     21,526,207     10.732% due 1/01/2013 (k)              20,326,836         22,755,138
                                                                                   --------------     --------------
                                                                                      310,958,315        329,323,982

Utilities--      BB+     Baa3    10,000,000   Empresa Elec Del Norte, 10.50% due
Electric--0.1%                                6/15/2005 (j)                            10,000,000         10,050,000

Waste            B+      B2      20,000,000   Allied Waste North America, 10.25%
Management--                                  due 12/01/2006                           20,000,000         22,350,000
0.4%             D       Ca      23,700,000   Mid-American Waste Systems, Inc.,
                                              12.25% due 2/15/2003 (l)                 14,749,406          6,399,000
                                                                                   --------------     --------------
                                                                                       34,749,406         28,749,000

Wireless         CCC+    B2      13,000,000   Cencall Communications Corporation,
Communications--                              9.037% due 1/15/2004                     12,552,765         12,618,125
Domestic Paging  BB+     Ba3     42,100,000   Comcast Cellular Communications,
& Cellular--4.2%                              Inc., 9.50% due 5/01/2007                42,717,875         44,415,500
                 CCC+    NR*     26,000,000   McCaw International Ltd., 12.265%
                                              due 4/15/2007 (a)                        16,437,134         17,485,000
                 CCC     B3      10,000,000   Metrocall, Inc., 9.75% due
                                              11/01/2007                               10,000,000         10,350,000
                 D       C       50,500,000   Mobilemedia Communication, Inc.,
                                              11.58% due 12/01/2003 (a)(l)             20,630,116          4,797,500
                                              Nextel Communications Inc. (a):
                 CCC+    B2      85,000,000     11.877% due 8/15/2004                  70,159,356         81,918,750
                 CCC+    B2      30,000,000     10.147% due 10/31/2007                 18,793,339         19,537,500
                 CCC+    B2      25,000,000     9.987% due 2/15/2008 (j)               15,524,501         16,031,250
                 NR*     Caa2    29,000,000   PageMart Inc., 11.25% due
                                              2/01/2008 (a)(j)                         17,078,975         17,835,000
                 B       B2      75,000,000   Paging Network, Inc., 10% due
                                              10/15/2008                               74,756,250         78,375,000
                 NR*     NR*      3,250,000   Pinnacle Holdings Inc., 10% due
                                              3/15/2008 (a)(j)                          2,003,741          2,031,250
                 B+      B1      25,000,000   Vanguard Cellular Systems, Inc.,
                                              9.375% due 4/15/2006                     24,975,250         26,406,250
                 B-      B3      15,000,000   Western Wireless Corp., 10.50%
                                              due 2/01/2007                            15,062,500         16,425,000
                                                                                   --------------     --------------
                                                                                      340,691,802        348,226,125




Merrill Lynch Corporate Bond Fund, Inc.,
High Income Portfolio
March 31, 1998

SCHEDULE OF INVESTMENTS (continued)
                S&P     Moody's      Face                                                                   Value
Industries     Rating    Rating     Amount                 Issue                           Cost           (Note 1a)

Bonds (concluded)
Wireless         B+      B3    $ 56,472,000   Comunicacion Celular S.A.,
Communications--                              12.68% due 11/15/2003 (a)(g)         $   41,045,957     $   44,330,520
International    B-      B3      90,000,000   Millicom International Cellular
Paging &                                      S.A., 13.39% due 6/01/2006 (a)           59,803,887         70,650,000
Cellular--1.5%   CCC+    Caa1     9,000,000   Telesystems International Wireless
                                              Inc., 11.207% due 6/30/2007 (a)(j)        6,076,197          6,300,000
                                                                                   --------------     --------------
                                                                                      106,926,041        121,280,520

                                              Total Investments in Bonds--88.6%     7,205,510,377      7,372,541,889

                                     Shares
                                      Held

Preferred Stocks

Cable--Domestic--0.2%               187,273   CSC Holdings Inc.++++                    14,634,820         21,442,758

Cable--International--0.3%           22,184   NTL Inc.++++                             22,402,860         26,648,530

Conglomerates--0.1%                   1,700   Eagle-Picher Holdings (j)                 9,584,090          9,732,500

Entertainment--1.2%                  89,328   Time Warner Inc. (Series M)++++          90,197,931         99,935,700

Financial Services--0.4%          1,230,000   California Federal Bank (Series A)       30,815,000         33,286,875

Paper & Forest Products--0.3%       435,000   S.D. Warren Co. (Series B)               13,847,190         21,641,250

Product Distribution--0.3%          245,000   Nebco Evans Holding Co.                  24,575,000         25,541,250

Publishing & Printing--0.4%         125,000   Primedia Inc.                            12,500,000         13,343,750
                                    192,500   Primedia Inc. (j)                        19,134,500         19,009,375
                                                                                   --------------     --------------
                                                                                       31,634,500         32,353,125

Steel--0.2%                         550,000   USX Capital LLC (Series A)               13,750,000         13,818,750

Telephone--Competitive               11,522   Intermedia Communications Inc.
Local Exchange Carriers--0.2%                 (Series B) (Convertible)(j)              11,734,661         14,172,060

Wireless Communications--            20,000   Nextel Communications Inc. (j)++++       20,000,000         21,150,000
Domestic Paging & Cellular--0.5%     21,275   Nextel Communications Inc.
                                              (Series D)                               21,462,688         24,838,563
                                                                                   --------------     --------------
                                                                                       41,462,688         45,988,563
                                              Total Investments in
                                              Preferred Stocks--4.1%                  304,638,740        344,561,361

Common Stocks

Cable--Domestic--0.1%                 2,887   CS Wireless Systems Inc. (l)                 20,336                 58
                                    195,096   Echostar Communications Corp.
                                              (Series A)(l)                             1,385,894          4,279,918
                                                                                   --------------     --------------
                                                                                        1,406,230          4,279,976

Energy--0.1%                        914,710   Chi Energy Inc. (Series B)(l)            14,284,292         12,348,585
                                      8,176   Pioneer Natural Resources Co.               199,648            203,378
                                                                                   --------------     --------------
                                                                                       14,483,940         12,551,963

Entertainment--0.2%               1,166,381   On Command Corporation (l)(m)            51,395,186         15,527,447



Merrill Lynch Corporate Bond Fund, Inc.,
High Income Portfolio
March 31, 1998

SCHEDULE OF INVESTMENTS (continued)
                                    Shares                                                                  Value
Industries                           Held                  Issue                           Cost           (Note 1a)

Common Stocks (concluded)
Industrial Services--0.0%            11,400   Thermadyne Industries, Inc. (l)      $      165,300     $      387,244

Wireless Communications--           170,421   Nextel Communications Inc. (l)            2,749,981          5,746,383
Domestic Paging & Cellular--0.1%

                                              Total Investments in
                                              Common Stocks--0.5%                      70,200,637         38,493,013

Trusts & Warrants

Cable--Domestic--0.0%               177,500   American Telecasting Inc.
                                              (Warrants)(b)                               413,723             79,875
                                     25,000   People's Choice T.V. Corp.
                                              (Warrants)(b)                               140,353             12,625
                                     50,338   Wireless One Inc. (Warrants)(b)           1,063,138              2,517
                                                                                   --------------     --------------
                                                                                        1,617,214             95,017

Cable--                              45,000   UIH Australia/Pacific (Warrants)(b)         540,000            540,000
International--0.0%                  50,000   United International Holdings, Inc.
                                              (Warrants)(b)                             1,418,645            600,000
                                                                                   --------------     --------------
                                                                                        1,958,645          1,140,000

Energy--0.0%                         74,562   Chi Energy Inc. (Series B)
                                              (Warrants)(b)                                74,562            111,843
                                     48,400   Chi Energy Inc. (Series C)
                                              (Warrants)(b)                                48,400             72,600
                                                                                   --------------     --------------
                                                                                          122,962            184,443

Entertainment--0.1%                 379,186   On Command Corporation
                                              (Warrants)(b)(m)                          3,033,504          2,097,372

Gaming--0.0%                          7,550   Goldriver Hotel & Casino Corp.
                                              Liquidating Trust (k)(l)                    192,320                  0
                                    113,386   Trump Castle Funding, Inc.
                                              (Warrants)(b)                                     0                  0
                                                                                   --------------     --------------
                                                                                          192,320                  0

Media & Communications--             15,000   Orion Network Systems, Inc.
International--0.0%                           (Warrants)(b)                               174,450            217,500

Wireless Communications--            57,040   Page Mart Inc. (Warrants)(b)                236,127            313,720
Domestic Paging & Cellular--0.0%

Wireless Communications--            53,472   Comunicacion Celular S.A.
International Paging                          (Warrants)(b)(j)                            109,680            367,620
& Cellular--0.0%

                                              Total Investments in
                                              Trusts & Warrants--0.1%                   7,444,902          4,415,672

                                   Face
                                  Amount

Short-Term Securities

Commercial                     $ 20,000,000   Atlantic Asset Securitization Corp.,
Paper***--4.3%                                5.55% due 4/14/1998                      19,959,917         19,959,917
                                 20,000,000   Clipper Receivables Corp., 5.55%
                                              due 4/21/1998                            19,938,333         19,938,333
                                              Countrywide Home Loans Inc.:
                                 20,000,000     5.55% due 4/07/1998                    19,981,500         19,981,500
                                 25,000,000     5.55% due 4/20/1998                    24,926,771         24,926,771
                                              Eureka Securitization Inc.:
                                 20,000,000     5.54% due 4/15/1998                    19,956,911         19,956,911
                                 25,000,000     5.55% due 4/28/1998                    24,895,938         24,895,938
                                 20,000,000   Finova Capital Corp., 5.56% due
                                              4/30/1998                                19,910,422         19,910,422
                                 26,007,000   General Motors Acceptance Corp.,
                                              6.13% due 4/01/1998                      26,007,000         26,007,000




Merrill Lynch Corporate Bond Fund, Inc.,
High Income Portfolio
March 31, 1998

SCHEDULE OF INVESTMENTS (continued)
                                     Face                                                                   Value
                                    Amount                 Issue                           Cost           (Note 1a)

Short-Term Securities (concluded)
Commercial                     $ 60,000,000   Navistar Financial Corp.,
Paper                                         5.95% due 4/23/1998                  $   59,781,833     $   59,781,833
(concluded)                                   Park Avenue Receivables Corp.:
                                 10,000,000     5.60% due 4/02/1998                     9,998,444          9,998,444
                                 25,305,000     5.55% due 4/16/1998                    25,246,482         25,246,482
                                 17,198,000     5.56% due 4/17/1998                    17,155,502         17,155,502
                                 30,000,000   Republic Industries, Inc., 5.53%
                                              due 5/11/1998                            29,815,667         29,815,667
                                 20,000,000   Riverwoods Funding Corp., 5.55%
                                              due 4/08/1998                            19,978,417         19,978,417
                                 25,000,000   Three Rivers Funding Corp., 5.55%
                                              due 4/21/1998                            24,922,917         24,922,917
                                                                                   --------------     --------------
                                                                                      362,476,054        362,476,054

US Government                                 Federal Home Loan Mortgage Corp.:
Agency                           30,000,000     5.45% due 4/03/1998                    29,990,917         29,990,917
Obligations***--                 34,000,000     5.46% due 4/03/1998                    33,989,686         33,989,686
1.4%                             50,000,000     5.45% due 4/06/1998                    49,962,153         49,962,153
                                                                                   --------------     --------------
                                                                                      113,942,756        113,942,756

                                              Total Investments in
                                              Short-Term Securities--5.7%             476,418,810        476,418,810

Total Investments--99.0%                                                           $8,064,213,466      8,236,430,745
                                                                                   ==============
Other Assets Less Liabilities--1.0%                                                                       86,595,968
                                                                                                      --------------
Net Assets--100.0%                                                                                    $8,323,026,713
                                                                                                      ==============



  ++Subject to principal paydowns.
++++Represents a pay-in-kind security which may pay
    interest/dividends in additional face/shares.
   *Not Rated.
  **Industry classifications for convertible bonds are: (1) Health
    Services; (2) Transportation Services.
 ***Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Portfolio.
 (a)Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Portfolio.
 (b)Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock/face amount of bonds. The purchase price and number of shares/face amount are subject to adjustment under certain conditions until the expiration date.
 (c)Each $1,000 face amount contains one warrant of Wireless One Inc.
 (d)Each $1,000 face amount contains one warrant of Australis Media
    Ltd.
 (e)Each $1,000 face amount contains one warrant of Orion Network
    Systems, Inc.
 (f)Each $1,000 face amount contains six warrants of Echostar
    Communications Corp.
 (g)Each $1,000 face amount contains one warrant of Comunicacion
    Celular S.A.
 (h)Each $1,000 face amount contains one warrant of United
    International Holdings, Inc.

See Notes to Financial Statements.

 (i)Represents a step bond. Coupon payments are paid-in-kind, in which the Portfolio receives additional face amount at an annual rate of 1.75% until May 15, 2000. Subsequently, the Portfolio will receive cash coupon payments at an annual rate of 15.75% until maturity.
 (j)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
 (k)Restricted securities as to resale. The value of the Portfolio's investments in restricted securities was approximately $79,739,000, representing 1.0% of net assets.

                                          Acquisition                            Value
    Issue                                    Date(s)            Cost          (Note 1a)
    Australis Media Ltd., 14.399% due     12/30/1997-
      11/01/2002                           2/10/1998      $   6,129,731    $   5,926,412
    Comtel Brasileira Ltd., 10.75%        11/21/1996-
      due 9/26/2004                        11/26/1997         2,867,500        3,112,500
    Goldriver Hotel & Casino Corp.         8/31/1992-
    Liquidating Trust                      11/17/1992           192,320                0
    Sunflower Electric Power Corp.,       11/29/1991-
      8% due 12/31/2016                    8/23/1995         10,080,213       11,044,917
    TransAmerica Refining
      Corporation, 13% due 12/15/2002       12/9/97          35,640,000       36,900,000
    Tucson Electric & Power Co.,           3/1/1993-
      10.732% due 1/01/2013                10/11/1996        20,326,836       22,755,138
                                                          -------------    -------------
    Total                                                 $  75,236,600    $  79,738,967
                                                          =============    =============

 (l)Non-income producing security.
 (m)Investments in companies 5% or more of whose outstanding securities are held by the Portfolio (such companies are defined as "Affiliated Companies" in section 2 (a) (3) of the Investment
    Company Act of 1940) are as follows:

                                                 Net Share                    Dividend
    Industry               Affiliate             Activity      Net Cost        Income
    Entertainment    On Command Corporation      (25,000)    $(726,728)         +++
    Entertainment    On Command Corporation
                       (Warrants)                  8,300        66,400          +++

 +++Non-income producing security.



Merrill Lynch Corporate Bond Fund, Inc.,
High Income Portfolio
March 31, 1998



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of March 31, 1998
Assets:             Investments, at value (identified cost--$8,064,213,466)
                    (Note 1a)                                                                             $8,236,430,745
                    Cash                                                                                       3,207,523
                    Receivables:
                      Interest                                                        $  152,879,676
                      Securities sold                                                     78,192,823
                      Capital shares sold                                                  2,707,582
                      Dividends                                                              449,508
                      Paydowns                                                                90,895         234,320,484
                                                                                      --------------
                    Prepaid registration fees and other assets (Note 1e)                                       1,177,930
                                                                                                          --------------
                    Total assets                                                                           8,475,136,682
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                               106,612,602
                      Dividends to shareholders (Note 1f)                                 22,264,205
                      Capital shares redeemed                                             14,389,402
                      Distributor (Note 2)                                                 4,208,926
                      Investment adviser (Note 2)                                          2,768,158         150,243,293
                                                                                      --------------
                    Accrued expenses and other liabilities                                                     1,866,676
                                                                                                          --------------
                    Total liabilities                                                                        152,109,969
                                                                                                          --------------

Net Assets:         Net assets                                                                            $8,323,026,713
                                                                                                          ==============

Net Assets          Class A Common Stock, $0.10 par value, 500,000,000
Consist of:         shares authorized                                                                     $   13,680,079
                    Class B Common Stock, $0.10 par value, 1,500,000,000
                    shares authorized                                                                         71,668,500
                    Class C Common Stock, $0.10 par value, 200,000,000
                    shares authorized                                                                          9,219,483
                    Class D Common Stock, $0.10 par value, 500,000,000
                    shares authorized                                                                          6,876,131
                    Paid-in capital in excess of par                                                       7,983,404,423
                    Accumulated distributions in excess of investment
                    income--net (Note 1f)                                                                     (3,127,933)
                    Undistributed realized capital gains on investments--net                                  69,088,751
                    Unrealized appreciation on investments--net                                              172,217,279
                                                                                                          --------------
                    Net assets                                                                            $8,323,026,713
                                                                                                          ==============
Net Asset           Class A--Based on $1,122,001,819 and 136,800,790
Value:                       shares outstanding                                                           $         8.20
                                                                                                          ==============
                    Class B--Based on $5,879,789,392 and 716,684,997
                             shares outstanding                                                           $         8.20
                                                                                                          ==============
                    Class C--Based on $756,885,838 and 92,194,830
                             shares outstanding                                                           $         8.21
                                                                                                          ==============
                    Class D--Based on $564,349,664 and 68,761,313
                             shares outstanding                                                           $         8.21
                                                                                                          ==============


                    See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc.,
High Income Portfolio
March 31, 1998


FINANCIAL INFORMATION (continued)

Statement of Operations for the Six Months Ended March 31, 1998
Investment          Interest and discount earned                                                          $  368,210,849
Income              Dividends                                                                                 13,755,019
(Note 1d):          Other                                                                                      5,363,852
                                                                                                          --------------
                    Total income                                                                             387,329,720
                                                                                                          --------------

Expenses:           Account maintenance and distribution fees--Class B (Note 2)       $   21,076,686
                    Investment advisory fees (Note 2)                                     16,094,637
                    Account maintenance and distribution fees--Class C (Note 2)            2,758,995
                    Transfer agent fees--Class B (Note 2)                                  2,106,008
                    Account maintenance fees--Class D (Note 2)                               655,182
                    Registration fees (Note 1e)                                              408,140
                    Transfer agent fees--Class A (Note 2)                                    334,578
                    Accounting services (Note 2)                                             291,438
                    Transfer agent fees--Class C (Note 2)                                    267,736
                    Printing and shareholder reports                                         214,037
                    Transfer agent fees--Class D (Note 2)                                    165,086
                    Custodian fees                                                            94,749
                    Directors' fees and expenses                                              16,357
                    Pricing fees (Note 2)                                                     10,816
                    Other                                                                     21,225
                                                                                      --------------
                    Total expenses                                                                            44,515,670
                                                                                                          --------------
                    Investment income--net                                                                   342,814,050
                                                                                                          --------------

Realized &          Realized gain on investments--net                                                         99,818,568
Unrealized Gain     Change in unrealized appreciation on investments--net                                   (136,351,915)
(Loss) on                                                                                                 --------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                  $  306,280,703
(Notes 1b, 1d & 3):                                                                                       ==============

                    See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc.,
High Income Portfolio
March 31, 1998


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                       For the Six            For the
                                                                                       Months Ended          Year Ended
                                                                                        March 31,          September 30,
Increase (Decrease) in Net Assets:                                                        1998                  1997
Operations:         Investment income--net                                           $   342,814,050      $  575,009,241
                    Realized gain on investments--net                                     99,818,568          20,040,352
                    Change in unrealized appreciation on investments--net               (136,351,915)        292,161,549
                                                                                      --------------      --------------
                    Net increase in net assets resulting from operations                 306,280,703         887,211,142
                                                                                      --------------      --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                            (49,297,571)        (91,922,975)
Shareholders          Class B                                                           (240,431,232)       (407,172,006)
(Note 1f):            Class C                                                            (29,324,363)        (41,118,497)
                      Class D                                                            (23,760,884)        (34,795,763)
                    Realized gains on investments--net:
                      Class A                                                             (6,089,227)                 --
                      Class B                                                            (32,962,441)                 --
                      Class C                                                             (4,011,905)                 --
                      Class D                                                             (3,027,610)                 --
                                                                                      --------------      --------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                   (388,905,233)       (575,009,241)
                                                                                      --------------      --------------

Capital Share       Net increase in net assets derived from capital
Transactions        share transactions                                                   729,901,846       1,535,324,290
(Note 4):                                                                             --------------      --------------

Net Assets:         Total increase in net assets                                         647,277,316       1,847,526,191
                    Beginning of period                                                7,675,749,397       5,828,223,206
                                                                                      --------------      --------------
                    End of period                                                     $8,323,026,713      $7,675,749,397
                                                                                      ==============      ==============


                    See Notes to Financial Statements.


Merrill Lynch Corporate Bond Fund, Inc.,
High Income Portfolio
March 31, 1998


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                           Class A
The following per share data and ratios have been derived  For the Six
from information provided in the financial statements.     Months Ended
                                                            March 31,            For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                       1998++      1997++       1996++      1995          1994
Per Share           Net asset value,
Operating           beginning of period                   $     8.29   $     7.93  $     7.80   $     7.66    $     8.13
Performance:                                              ----------   ----------  ----------   ----------    ----------
                    Investment income--net                       .38          .74         .75          .81           .75
                    Realized and unrealized gain
                    (loss) on investments--net                  (.04)         .36         .14          .14          (.47)
                                                          ----------   ----------  ----------   ----------    ----------
                    Total from investment operations             .34         1.10         .89          .95           .28
                                                          ----------   ----------  ----------   ----------    ----------
                    Less dividends and distributions:
                      Investment income--net                    (.38)        (.74)       (.76)        (.81)         (.75)
                      In excess of investment income--net         --           --          --+++++      --            --
                      Realized gain on investments--net         (.05)          --          --           --            --
                                                          ----------   ----------  ----------   ----------    ----------
                    Total dividends and distributions           (.43)        (.74)       (.76)        (.81)         (.75)
                                                          ----------   ----------  ----------   ----------    ----------
                    Net asset value, end of period        $     8.20   $     8.29  $     7.93   $     7.80    $     7.66
                                                          ==========   ==========  ==========   ==========    ==========

Total Investment    Based on net asset value per share         4.21%+++    14.58%      11.95%       13.27%         3.42%
Return:**                                                 ==========   ==========  ==========   ==========    ==========

Ratios to Average   Expenses                                    .50%*        .51%        .51%         .55%          .53%
Net Assets:                                               ==========   ==========  ==========   ==========    ==========
                    Investment income--net                     9.32%*       9.23%       9.57%       10.70%         9.27%
                                                          ==========   ==========  ==========   ==========    ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                        $1,122,002   $1,044,799  $  947,479   $  902,321    $  876,573
                                                          ==========   ==========  ==========   ==========    ==========
                    Portfolio turnover                        19.67%       38.58%      32.44%       24.58%        32.52%
                                                          ==========   ==========  ==========   ==========    ==========

                  ++Based on average shares outstanding.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.


                    See Notes to Financial Statements.


Merrill Lynch Corporate Bond Fund, Inc.,
High Income Portfolio
March 31, 1998


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                           Class B
The following per share data and ratios have been derived  For the Six
from information provided in the financial statements.     Months Ended
                                                            March 31,            For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                       1998++      1997++       1996++      1995          1994
Per Share           Net asset value,
Operating           beginning of period                   $     8.30   $     7.93  $     7.80   $     7.66    $     8.13
Performance:                                              ----------   ----------  ----------   ----------    ----------
                    Investment income--net                       .35          .68         .69          .75           .69
                    Realized and unrealized gain
                    (loss) on investments--net                  (.05)         .37         .15          .14          (.47)
                                                          ----------   ----------  ----------   ----------    ----------
                    Total from investment operations             .30         1.05         .84          .89           .22
                                                          ----------   ----------  ----------   ----------    ----------
                    Less dividends and distributions:
                      Investment income--net                    (.35)        (.68)       (.71)        (.75)         (.69)
                      In excess of investment income--net         --           --          --+++++      --            --
                      Realized gain on investments--net         (.05)          --          --           --            --
                                                          ----------   ----------  ----------   ----------    ----------
                    Total dividends and distributions           (.40)        (.68)       (.71)        (.75)         (.69)
                                                          ----------   ----------  ----------   ----------    ----------
                    Net asset value, end of period        $     8.20   $     8.30  $     7.93   $     7.80    $     7.66
                                                          ==========   ==========  ==========   ==========    ==========

Total Investment    Based on net asset value per share         3.70%+++    13.86%      11.11%       12.41%         2.66%
Return:**                                                 ==========   ==========  ==========   ==========    ==========

Ratios to Average   Expenses                                   1.26%*       1.27%       1.28%        1.32%         1.29%
Net Assets:                                               ==========   ==========  ==========   ==========    ==========
                    Investment income--net                     8.56%*       8.46%       8.80%        9.81%         8.53%
                                                          ==========   ==========  ==========   ==========    ==========
Supplemental        Net assets, end of period
Data:               (in thousands)                        $5,879,789   $5,495,488  $4,250,539   $3,220,767    $2,347,223
                                                          ==========   ==========  ==========   ==========    ==========
                    Portfolio turnover                        19.67%       38.58%      32.44%       24.58%        32.52%
                                                          ==========   ==========  ==========   ==========    ==========

                  ++Based on average shares outstanding.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.

                    See Notes to Financial Statements.


Merrill Lynch Corporate Bond Fund, Inc.,
High Income Portfolio
March 31, 1998


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)

                                                                                         Class C
                                                                                                               For the
                                                                    For the                                     Period
The following per share data and ratios have been derived          Six Months            For the               Oct. 21,
from information provided in the financial statements.               Ended              Year Ended           1994++++ to
                                                                   March 31,          September 30,           Sept. 30,
Increase (Decrease) in Net Asset Value:                              1998++        1997++         1996++         1995
Per Share           Net asset value, beginning of period          $     8.30    $     7.94     $     7.81     $     7.59
Operating                                                         ----------    ----------     ----------     ----------
Performance:        Investment income--net                               .35           .68            .68            .71
                    Realized and unrealized gain (loss)
                    on investments--net                                 (.04)          .36            .15            .22
                                                                  ----------    ----------     ----------     ----------
                    Total from investment operations                     .31          1.04            .83            .93
                                                                  ----------    ----------     ----------     ----------
                    Less dividends and distributions:
                      Investment income--net                            (.35)         (.68)          (.70)          (.71)
                      In excess of investment income--net                 --            --             --+++++        --
                      Realized gain on investments--net                 (.05)           --             --             --
                                                                  ----------    ----------     ----------     ----------
                    Total dividends and distributions                   (.40)         (.68)          (.70)          (.71)
                                                                  ----------    ----------     ----------     ----------
                    Net asset value, end of period                $     8.21    $     8.30     $     7.94     $     7.81
                                                                  ==========    ==========     ==========     ==========

Total Investment    Based on net asset value per share                 3.79%+++     13.66%         11.05%         12.92%+++
Return:**                                                         ==========    ==========     ==========     ==========


Ratios to Average   Expenses                                           1.31%*        1.32%          1.33%          1.38%*
Net Assets:                                                       ==========    ==========     ==========     ==========
                    Investment income--net                             8.50%*        8.39%          8.73%          9.06%*
                                                                  ==========    ==========     ==========     ==========

Supplemental        Net assets, end of period (in thousands)      $  756,886    $  638,626     $  362,518     $  135,019
Data:                                                             ==========    ==========     ==========     ==========
                    Portfolio turnover                                19.67%        38.58%         32.44%         24.58%
                                                                  ==========    ==========     ==========     ==========


                  ++Based on average shares outstanding.
                ++++Commencement of operations.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.

                    See Notes to Financial Statements.


Merrill Lynch Corporate Bond Fund, Inc.,
High Income Portfolio
March 31, 1998


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                         Class D
                                                                                                               For the
                                                                    For the                                     Period
The following per share data and ratios have been derived          Six Months            For the               Oct. 21,
from information provided in the financial statements.               Ended              Year Ended           1994++++ to
                                                                   March 31,          September 30,           Sept. 30,
Increase (Decrease) in Net Asset Value:                              1998++        1997++         1996++         1995
Per Share           Net asset value, beginning of period          $     8.30    $     7.94     $     7.80     $     7.59
Operating                                                         ----------    ----------     ----------     ----------
Performance:        Investment income--net                               .37           .72            .72            .75
                    Realized and unrealized gain (loss)
                    on investments--net                                 (.04)          .36            .16            .21
                                                                  ----------    ----------     ----------     ----------
                    Total from investment operations                     .33          1.08            .88            .96
                                                                  ----------    ----------     ----------     ----------
                    Less dividends and distributions:
                      Investment income--net                            (.37)         (.72)          (.74)          (.75)
                      Realized gain on investments--net                 (.05)           --             --+++++        --
                                                                  ----------    ----------     ----------     ----------
                    Total dividends and distributions                   (.42)         (.72)          (.74)          (.75)
                                                                  ----------    ----------     ----------     ----------
                    Net asset value, end of period                $     8.21    $     8.30     $     7.94     $     7.80
                                                                  ==========    ==========     ==========     ==========

Total Investment    Based on net asset value per share                 4.09%+++     14.29%         11.82%         13.37%+++
Return:**                                                         ==========    ==========     ==========     ==========


Ratios to Average   Expenses                                            .75%*         .76%           .76%           .81%*
Net Assets:                                                       ==========    ==========     ==========     ==========
                    Investment income--net                             9.07%*        8.95%          9.30%          9.70%*
                                                                  ==========    ==========     ==========     ==========

Supplemental        Net assets, end of period (in thousands)      $  564,350    $  496,836     $  267,687     $  102,676
Data:                                                             ==========    ==========     ==========     ==========
                    Portfolio turnover                                19.67%        38.58%         32.44%         24.58%
                                                                  ==========    ==========     ==========     ==========

                  ++Based on average shares outstanding.
                ++++Commencement of operations.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.

                    See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc.,
High Income Portfolio
March 31, 1998


NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies:
High Income Portfolio (the "Portfolio") is one of three portfolios in Merrill Lynch Corporate Bond Fund, Inc. (the "Fund") which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Portfolio offers four classes of shares under the Merrill Lynch Select Pricing SM System. Effective March 24, 1998, shares of the Portfolio will no longer be available for purchase (or exchange). Therefore, on or after March 24, 1998, the Fund will no longer sell Class A, Class B, Class C or Class D Shares of the Portfolio, but will continue to be available for purchase under the following circumstances: shareholders of the Portfolio may continue to elect to have dividends and distributions paid on shares of the Portfolio reinvested in additional shares of the Portfolio; certain participants in employer-sponsored retirement or savings plans, including eligible 401(k) plans, will continue to be permitted to purchase shares of the Portfolio through such plans; and shares of the Portfolio will continue to be available for purchase by participants in certain fee-based programs, such as the Mutual Fund Adviser program administered by Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of Merrill Lynch & Co. ("ML & Co."). In addition, shares of the Portfolio will continue to be available for purchase in single transactions over $1,000,000. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean of the most recent bid and ask prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Options on debt securities, which are traded on exchanges, are valued at the last asked price for options written and last bid price for options purchased. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price at the close of such exchanges. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund which may use a matrix system for valuations.

(b) Derivative financial instruments--The Portfolio may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


Merrill Lynch Corporate Bond Fund, Inc.,
High Income Portfolio
March 31, 1998


NOTES TO FINANCIAL STATEMENTS (continued)


* Options--The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for various security transactions.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of ML & Co., which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee with respect to the Portfolio based upon the aggregate average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $250 million; 0.50% of average daily net assets in excess of $250 million but not exceeding $500 million; 0.45% of average daily net assets in excess of $500 million but not exceeding $750 million; and 0.40% of average daily net assets in excess of $750 million. For the six months ended March 31, 1998, the aggregate average daily net assets of the Fund's three Portfolio's was approximately $9,563,455,000.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Portfolio as follows:

                           Account              Distribution
                        Maintenance Fee             Fee

Class B                      0.25%                  0.50%
Class C                      0.25%                  0.55%
Class D                      0.25%                   --

Pursuant to a sub-agreement with the Distributor, MLPF&S, a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.


Merrill Lynch Corporate Bond Fund, Inc.,
High Income Portfolio
March 31, 1998


For the six months ended March 31, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Portfolio's Class A and Class D Shares as follows:

                                      MLFD          MLPF&S

Class A                              $17,680       $162,779
Class D                              $90,545       $820,331

For the six months ended March 31, 1998, MLPF&S received contingent deferred sales charges of $3,711,735 and $154,540 relating to transactions in Class B and Class C Shares of the Portfolio, respectively, and front-end sales charge waivers of $212 and $110,928 relating to transactions in Class A and Class D Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the six months ended March 31, 1998, the Portfolio paid
Merrill Lynch Security Pricing Service, an affiliate of MLPF&S,
$9,157 for security price quotations to compute the net asset value of the Portfolio.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLFD, MLFDS and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 1998 were $2,262,340,876 and $1,384,714,842, respectively.

Net realized gains (losses) for the six months ended March 31, 1998 and net unrealized gains as of March 31, 1998 were as follows:

                               Realized
                                 Gains        Unrealized
                               (Losses)         Gains

Long-term investments        $99,819,883   $  172,217,279
Short-term investments            (1,315)              --
                             -----------   --------------
Total                        $99,818,568   $  172,217,279
                             ===========   ==============

As of March 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $172,217,279, of which $447,355,055 related to appreciated securities and $275,137,776 related to depreciated securities. The aggregate cost of investments at March 31, 1998 for Federal income tax purposes was $8,064,213,466.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $729,901,846 and $1,535,324,290 for the six months ended March 31, 1998 and for the year ended September 30, 1997, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the

Six Months Ended                                    Dollar
March 31, 1998                     Shares           Amount

Shares sold                      22,760,214   $  185,778,893
Shares issued to shareholders
in reinvestment of dividends
anddistributions                  2,513,049       20,535,964
                                -----------   --------------
Total issued                     25,273,263      206,314,857
Shares redeemed                 (14,433,415)    (118,050,468)
                                -----------   --------------
Net increase                     10,839,848   $   88,264,389
                                ===========   ==============


Class A Shares for the
Year Ended                                          Dollar
September 30, 1997                 Shares           Amount

Shares sold                      31,134,080   $  250,373,771
Shares issued to share-
holders in reinvestment
of dividends                      5,178,555       41,693,780
                                -----------   --------------
Total issued                     36,312,635      292,067,551
Shares redeemed                 (29,808,906)    (240,009,423)
                                -----------   --------------
Net increase                      6,503,729   $   52,058,128
                                ===========   ==============


Class B Shares for the
Six Months Ended                                    Dollar
March 31, 1998                     Shares           Amount

Shares sold                     100,612,241   $  822,152,209
Shares issued to shareholders
in reinvestment of dividends
and distributions                13,228,127      108,132,346
                                -----------   --------------
Total issued                    113,840,368      930,284,555
Automatic conversion of
shares                             (883,223)      (7,204,068)
Shares redeemed                 (58,611,328)    (479,155,390)
                                -----------   --------------
Net increase                     54,345,817   $  443,925,097
                                ===========   ==============


Class B Shares for the
Year Ended                                          Dollar
September 30, 1997                 Shares           Amount

Shares sold                     201,694,285   $1,624,806,467
Shares issued to shareholders
in reinvestment of dividends     22,790,352      183,793,349
                                -----------   --------------
Total issued                    224,484,637    1,808,599,816
Automatic conversion of
shares                           (2,850,390)     (22,812,891)
Shares redeemed                 (95,044,774)    (764,885,115)
                                -----------   --------------
Net increase                    126,589,473   $1,020,901,810
                                ===========   ==============


Class C Shares for the
Six Months Ended                                    Dollar
March 31, 1998                     Shares           Amount

Shares sold                      23,591,549   $  192,930,533
Shares issued to shareholders
in reinvestment of dividends
anddistributions                  1,982,594       16,215,332
                                -----------   --------------
Total issued                     25,574,143      209,145,865
Shares redeemed                 (10,298,763)     (84,269,230)
                                -----------   --------------
Net increase                     15,275,380   $  124,876,635
                                ===========   ==============


Class C Shares for the
Year Ended                                          Dollar
September 30, 1997                 Shares           Amount

Shares sold                      44,892,704   $  362,128,191
Shares issued to shareholders
in reinvestment of dividends      2,808,746       22,682,139
                                -----------   --------------
Total issued                     47,701,450      384,810,330
Shares redeemed                 (16,444,400)    (132,540,144)
                                -----------   --------------
Net increase                     31,257,050   $  252,270,186
                                ===========   ==============


Class D Shares for the
Six Months Ended                                    Dollar
March 31, 1998                     Shares           Amount

Shares sold                      15,244,355   $  124,590,463
Automatic conversion of
shares                              882,819        7,204,068
Shares issued to shareholders
in reinvestment of dividends
and distributions                 1,562,499       12,775,493
                                -----------   --------------
Total issued                     17,689,673      144,570,024
Shares redeemed                  (8,785,125)     (71,734,299)
                                -----------   --------------
Net increase                      8,904,548   $   72,835,725
                                ===========   ==============


Class D Shares for the
Year Ended                                          Dollar
September 30, 1997                 Shares           Amount

Shares sold                      35,702,960   $  287,604,383
Automatic conversion of
shares                            2,846,330       22,812,891
Shares issued to shareholders
in reinvestment of dividends      2,248,145       18,168,882
                                -----------   --------------
Total issued                     40,797,435      328,586,156
Shares redeemed                 (14,668,105)    (118,491,990)
                                -----------   --------------
Net increase                     26,129,330   $  210,094,166
                                ===========   ==============



Merrill Lynch Corporate Bond Fund, Inc.,
High Income Portfolio
March 31, 1998



OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Christopher G. Ayoub, Senior Vice President
Jay C. Harbeck, Senior Vice President
Vincent T. Lathbury III, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


INVESTMENT GRADE PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
MERRILL LYNCH CORPORATE BOND FUND


INVESTMENT GRADE
PORTFOLIO &
INTERMEDIATE
TERM PORTFOLIO

Merrill Lynch
Corporate Bond Fund, Inc.







FUND LOGO






Semi-Annual Report

March 31, 1998




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.







Merrill Lynch
Corporate Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




Investment Grade Portfolio & Intermediate Term Portfolio


TO OUR SHAREHOLDERS

The quarter ended March 31, 1998 was positive for most capital markets worldwide, despite periods of volatility. Investors continued to focus on the impact that the financial crisis in Asia would have on economic growth worldwide. In the United States, sentiment fluctuated between a variety of outlooks. At times, US stock and bond prices reflected expectations that the slowdown in Asian economic growth would lead to a sharp decline in US business activity and, ultimately, a deflationary environment. The deterioration of economic conditions in Japan was of particular concern. During other periods, US investors appeared to expect that the positive trends of a moderately expanding economy, declining unemployment, enhanced productivity and corporate profit growth would continue, unimpeded by the developments in Asia. To date, there have been only a few signs that Asia's troubles are influencing US economic activity.

The Federal Open Market Committee did not change monetary policy at its meeting in early February. Subsequently, in his Humphrey-Hawkins testimony before Congress, Federal Reserve Board Chairman Alan Greenspan indicated that monetary policy might remain steady for some time. This raised concerns among those US bond investors who had expected imminent monetary policy easing. However, subsequent data releases suggested that US economic growth would remain moderate, which stabilized the bond market.

As 1998 progresses, it is likely that investor focus will remain on developments in Asia, their potential impact on the US economy, and the Federal Reserve Board's response to them.


Portfolio Strategy
During January, the bond market traded within a very narrow range as investors sought to assess the impact of the Asian financial crisis on US economic growth. The yield curve steepened from 24 basis points (0.24%) to 52 basis points as the yield on long-term bonds dropped from 5.92% to 5.80%. In February, the bond market backed up to 6.00% on long-term bonds, despite some favorable news. Most significantly, the Federal Government ran a $17 billion budget surplus for the 12 months ended January 1998. Commodity prices trended down, and there was no change in the growth of the Consumer Price Index. However, investors were concerned with rapid money supply growth fueling a continuing record-high stock market against a background of full employment. These pressures led investors to conclude that the Federal Reserve Board would not lower short-term interest rates in the near future. The long-term bond ended February at 5.92%, exactly where it had started the year but higher than the low of 5.69% which it had hit in mid-January. In March, long-term bonds traded within a very narrow range, starting at a yield of 6.01% and finishing the month at 5.93%. This was the result of mounting evidence of a continuing strong domestic economy. Consumer spending, employment and production data remained in a growth trend. The Federal Reserve Board reported in its March "beige book" that many US firms were desperate to find workers and were being forced to offer large wage increases. Nevertheless, the stock market, as measured by the Dow Jones Industrial Average, soared over 400 points during March, and the bond market's reaction to these concerns was clearly muted.



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1998



The Federal Reserve Board elected not to change monetary policy at its most recent meeting, although the gross domestic product (GDP) report for the fourth quarter of 1997 showed an increase of 4.3%, which was higher than expected. We expect that the Asian financial situation will have the effect of slowing US growth during the remainder of the year. We believe that current bond levels fully reflect the problems of Asian economies. Barring a major conflict in the Middle East, which would have a negative affect on energy costs, we do not expect the bond market to move substantially from where it is now. We expect the yield curve to stay generally around the current 40 basis point spread and yields to trade in a fairly narrow range. By March 31, 1998, long-term bonds yielded 5.93%. We anticipate a relatively narrow trading range for long-term interest rates in the months ahead.

Investment Grade Portfolio
In early December, we aggressively extended the Portfolio's duration in order to take advantage of the improvement in capital appreciation potential resulting from lowered economic expectations brought about by the Asian currency crisis and the continued low rate of US inflation. We extended the portfolio's duration from 4.57 years to 5.88 years through the sale of several Asian issues and the reinvestment of the proceeds into Treasury issues, until we could effect subsequent trades into other corporate bonds. We sold most of these Asian issues prior to a steep drop in their prices, which occurred as concern about Asia widened. We believe this action was warranted by the uncertainty that we expect to hang over the Asian markets for some time.

During the first three months of 1998, we reduced the Portfolio's Treasury holdings from 18% of net assets to 5% and reinvested the proceeds in US industrial and asset-backed bonds. The average quality of the Portfolio was A+, as rated by Standard & Poor's Corp., which was slightly higher than the Merrill Lynch Corporate Master Index average of A. We were underweighted in utilities and Canadian issues as well as Yankee holdings because we believed that the yield spreads were too tight relative to the Treasury market.

Although we intend to keep the Portfolio's duration at around its current level of 5.9 years, we expect to add value by trading into higher coupons, spread products and more callable issues. We also plan to add floating rate securities when yield spreads warrant. This strategy would provide us with income and some asset protection in the event that interest rates rise, and at the same time give us the potential for greater total return over noncallable bullet issues (issues that have single maturation dates).

Intermediate Term Portfolio
In early December, we extended the Portolio's duration from 4.00 years to 4.08 years, swapping into Treasury issues until we could effect subsequent trades into corporate bonds. This raised our position in Treasury issues to 9% of net assets. During the first three months of 1998, we reduced our Treasury holdings from 9% of net assets to 3% and reinvested the proceeds in US industrial and finance bonds. The average quality of the Portfolio was A, as rated by Standard & Poor's Corp., which matched the average quality rating of the Merrill Lynch Corporate Master Index. We were underweighted in utilities and Canadian issues as well as Yankee holdings because we believed that the yield spreads were too tight relative to the Treasury market.

Although we intend to keep the Portfolio's duration at around its current level of 4 years, we expect to add value by trading into higher coupons, spread products and more callable issues. We also plan to add floating rate securities when yield spreads warrant. This strategy would provide us with income and some asset protection in the event that interest rates rise, and at the same time give us the potential for greater total return over noncallable bullet issues.



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1998



In Conclusion
We appreciate your ongoing investment in Investment Grade and Intermediate Term Portfolios of Merrill Lynch Corporate Bond Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.


Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Christopher G. Ayoub)
Christopher G. Ayoub
Senior Vice President and Co-Portfolio Manager



(Jay C. Harbeck)
Jay C. Harbeck
Senior Vice President and Co-Portfolio Manager


May 6, 1998



Effective January 2, 1998, Christopher G. Ayoub became co-portfolio manager of Merrill Lynch Corporate Bond Fund, Inc., Investment Grade Portfolio & Intermediate Term Portfolio. Mr. Ayoub has been First Vice President of Merrill Lynch Asset Management, L.P. (MLAM) (an affiliate of the Investment Adviser) since 1998. Prior thereto, he was Vice President of MLAM from 1985 to 1998.



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1998



PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees for Investment Grade Portfolio. Intermediate Term Portfolio incurs a maximum initial sales charge (front-end load) of 1% and bears no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year for Investment Grade Portfolio. Intermediate Term Portfolio is subject to a maximum contingent deferred sales charge of 1% if redeemed within one year of purchase. In addition, Investment Grade Portfolio is subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. Intermediate Term Portfolio is subject to a 0.25% distribution fee and a 0.25% account maintenance fee. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25% for Investment Grade Portfolio. Intermediate Term Portfolio is subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee) for Investment Grade Portfolio. Intermediate Term Portfolio incurs a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent Performance Results
                                                                                     Ten Years/       Standardized
                                                      12 Month       3 Month      Since Inception     30-day Yield
                                                    Total Return   Total Return     Total Return     As of 3/31/98
Investment Grade Portfolio Class A Shares*            +10.45%         +1.46%          +128.83%            5.80%
Investment Grade Portfolio Class B Shares*            + 9.61          +1.27           +105.13             5.27
Investment Grade Portfolio Class C Shares*            + 9.55          +1.17           + 31.95             5.22
Investment Grade Portfolio Class D Shares*            +10.18          +1.31           + 34.56             5.56
Intermediate Term Portfolio Class A Shares**          +10.07          +1.46           +124.07             5.68
Intermediate Term Portfolio Class B Shares**          + 9.60          +1.42           + 41.64             5.21
Intermediate Term Portfolio Class C Shares**          + 9.48          +1.33           + 31.60             5.20
Intermediate Term Portfolio Class D Shares**          +10.06          +1.52           + 33.66             5.57

 *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/inception dates are: Class A Shares, ten years ended 3/31/98; Class B Shares, 10/21/88; and Class C and Class D Shares, 10/21/94.
**Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/inception dates are: Class A Shares, ten years ended 3/31/98; Class B Shares, 11/13/92; and Class C and Class D Shares, 10/21/94.



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1998



PERFORMANCE DATA (concluded)


Average Annual Total Return--Investment Grade Portfolio

                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class A Shares*

Year Ended 3/31/98                        +10.45%         +6.03%
Five Years Ended 3/31/98                  + 6.36          +5.49
Ten Years Ended 3/31/98                   + 8.63          +8.19

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 3/31/98                         +9.61%         +5.61%
Five Years Ended 3/31/98                   +5.55          +5.55
Inception (10/21/88)
through 3/31/98                            +7.91          +7.91


[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 3/31/98                         +9.55%         +8.55%
Inception (10/21/94)
through 3/31/98                            +8.39          +8.39

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/98                        +10.18%         +5.77%
Inception (10/21/94)
through 3/31/98                           + 9.01          +7.72

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Average Annual Total Return--Intermediate Term Portfolio



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/98                        +10.07%         +8.97%
Five Years Ended 3/31/98                  + 6.36          +6.15
Ten Years Ended 3/31/98                   + 8.40          +8.29

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 3/31/98                         +9.60%         +8.60%
Five Years Ended 3/31/98                   +5.84          +5.84
Inception (11/13/92)
through 3/31/98                            +6.69          +6.69

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 3/31/98                         +9.48%         +8.48%
Inception (10/21/94)
through 3/31/98                            +8.31          +8.31

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/98                        +10.06%         +8.96%
Inception (10/21/94)
through 3/31/98                           + 8.80          +8.48

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1998



SCHEDULE OF INVESTMENTS
                 S&P    Moody's       Face                                                                 Value
Industries      Rating   Rating      Amount              Issue                         Cost              (Note 1a)

Bonds & Notes                                                                             Investment Grade Portfolio
US Government                                  United States Treasury Bonds
Obligations                                    & Notes:
--4.8%           AAA      Aaa    $  4,500,000    7.50% due 11/15/2001              $    4,775,273     $    4,766,490
                 AAA      Aaa       2,000,000    6.25% due 1/31/2002                    2,064,375          2,039,060
                 AAA      Aaa       1,500,000    5.50% due 3/31/2003                    1,489,219          1,491,795
                 AAA      Aaa       2,500,000    5.75% due 8/15/2003                    2,532,031          2,508,975
                 AAA      Aaa       1,500,000    5.875% due 2/15/2004                   1,533,281          1,515,000
                 AAA      Aaa      18,000,000    7.50% due 2/15/2005                   19,743,906         19,791,540
                 AAA      Aaa      21,000,000    6.50% due 5/15/2005                   21,739,375         21,931,770
                 AAA      Aaa       3,090,000    6.125% due 8/15/2007                   3,196,219          3,177,880
                 AAA      Aaa       1,000,000    5.50% due 2/15/2008                      986,641            987,810
                 AAA      Aaa         750,000    6.375% due 8/15/2027                     794,063            792,187
                                                                                   --------------     --------------
                                                                                       58,854,383         59,002,507


Asset-Backed     AAA      Aaa      15,000,000  Aames Financial Corp., 6.46%
Securities++--                                   due 5/15/2028                         14,995,313         15,014,063
6.1%             AAA      Aaa       3,066,502  Arcadia Automobile Receivables
                                                 Trust, 6.10% due 6/15/2000             3,065,905          3,070,795
                                               Citibank, Credit Card Master
                                                 Trust I:
                 AAA      Aaa       8,000,000    5.75% due 1/15/2003                    7,991,440          7,956,562
                 AAA      Aaa      10,000,000    5.807% due 12/10/2008 (a)              9,996,100          9,959,300
                 AAA      Aaa       9,000,000    6.05% due 1/15/2010                    8,992,710          8,817,188
                 AAA      Aaa       6,000,000  First Bank, Corporate Card Master
                                                 Trust, 6.40% due 2/15/2003             5,992,634          6,074,340
                 AAA      Aaa      12,659,169  GMAC Grantor Trust, 6.50% due
                                                 4/15/2002                             12,655,639         12,723,478
                 AAA      Aaa      11,000,000  Money Store Home Equity Trust
                                                 (The), 6.13% due 12/15/2000           11,000,000         11,000,000
                                                                                   --------------     --------------
                                                                                       74,689,741         74,615,726


Banking--8.9%    BBB+     A3        6,250,000  BB&T Corporation, 7.25% due
                                                 6/15/2007                              6,220,812          6,562,813
                                               BankAmerica Corp.:
                 A+       Aa3       3,000,000    6.65% due 5/01/2001                    2,997,090          3,047,520
                 A+       Aa3       3,000,000    7.125% due 5/12/2005                   3,087,560          3,119,970
                 A+       A1       10,000,000  First Bank System, Inc., 6.375%
                                                 due 3/15/2001                          9,895,457         10,045,700
                 A-       a1       12,900,000  First Chicago NBD Capital I, 6.30%
                                                 due 2/01/2027 (a)                     12,765,788         12,490,580
                 A        A2       11,000,000  First Union Corporation, 6.40% due
                                                 4/01/2008                             10,961,960         10,963,040
                 BBB      a2        4,750,000  Fleet Capital Trust II, 7.92% due
                                                 12/11/2026                             4,690,720          4,970,400
                 A-       A3        5,000,000  Golden West Financial Corp., 9.15%
                                                 due 5/23/1998                          5,678,700          5,020,950
                                               HSBC Americas Inc.:
                 A-       A3        6,000,000    7% due 11/01/2006                      5,949,600          6,133,620
                 BBB+     a2       14,000,000    7.808% due 12/15/2026 (b)             13,838,440         13,820,772
                 BBB+     a2        6,000,000  Mellon Capital I, 7.72% due
                                                 12/01/2026                             6,000,000          6,246,900
                 A-       A3        5,250,000  Mellon Financial Co., 6.375% due
                                                 2/15/2010                              5,258,138          5,176,080
                                               NationsBank Corp.:
                 A+       Aa3       6,000,000    5.75% due 3/15/2001                    5,979,480          5,961,780
                 A        A1        1,300,000    6.50% due 8/15/2003                    1,336,075          1,310,374
                                               Norwest Corp.:
                 AA-      Aa3       3,500,000    6.75% due 5/12/2000                    3,494,785          3,552,465
                 A+       A1        5,000,000    6.625% due 3/15/2003                   5,104,650          5,075,900
                 BBB+     a1        5,500,000  Wells Fargo Capital I, 7.96% due
                                                 12/15/2026                             5,401,385          5,821,420
                                                                                   --------------     --------------
                                                                                      108,660,640        109,320,284



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1998



SCHEDULE OF INVESTMENTS (continued)
                 S&P    Moody's       Face                                                                 Value
Industries      Rating   Rating      Amount              Issue                         Cost              (Note 1a)

Bonds & Notes (continued)                                                                 Investment Grade Portfolio
Canadian                                       Province of Quebec (Canada)(1):
Provinces*--     A+       A2     $  6,000,000    8.80% due 4/15/2003               $    6,774,360     $    6,644,700
1.1%             A+       A2        4,500,000    13% due 10/01/2013                     5,706,285          4,858,515
                 A+       A2        1,500,000    7.125% due 2/09/2024                   1,562,415          1,554,510
                                                                                   --------------     --------------
                                                                                       14,043,060         13,057,725


Finance--4.8%    A        A2        9,500,000  Beneficial Corporation, 6.80%
                                                 due 9/16/2003                          9,500,000          9,674,316
                 A        aa3       1,250,000  CIT Capital Trust I, 7.70% due
                                                 2/15/2027                              1,244,300          1,268,779
                 A+       Aa3       8,000,000  CIT Group Holdings, Inc., 6.625%
                                                 due 6/15/2005                          8,027,120          8,108,000
                 BBB-     Baa3      8,000,000  Capital One Bank, 6.375% due
                                                 2/15/2003                              7,975,200          7,889,680
                                               Commercial Credit Co.:
                 A+       A1        5,000,000    6.45% due 7/01/2002                    5,009,800          5,038,250
                 A+       A1        8,850,000    6.75% due 7/01/2007                    9,104,349          9,052,488
                 A-       Baa1      4,500,000  Finova Capital Corp., 6.45%
                                                 due 6/01/2000                          4,524,435          4,528,800
                 BBB      Baa2     13,750,000  MBNA Corporation, 6.287% due
                                                 5/23/2003 (a)                         13,750,000         13,715,625
                                                                                   --------------     --------------
                                                                                       59,135,204         59,275,938


Finance--                                      Bear Stearns Companies, Inc.:
Other--          A        A2        2,000,000    6.50% due 7/05/2000                    1,996,360          2,016,240
10.1%            A        A2        2,000,000    6.75% due 5/01/2001                    1,993,680          2,029,960
                 A        A2       11,650,000    6.70% due 8/01/2003                   10,667,430         11,825,216
                 A        A2        3,000,000    8.75% due 3/15/2004                    3,224,430          3,348,720
                 BBB-     Baa2      6,400,000  Commercial Net Lease Realty,
                                                 7.125% due 3/15/2008                   6,382,656          6,341,312
                 A+       A1        3,500,000  Dean Witter, Discover & Co., 6.75%
                                                 due 8/15/2000                          3,486,805          3,555,125
                 A-       A3       11,000,000  Donaldson, Lufkin & Jenrette Inc.,
                                                 6.875% due 11/01/2005                 10,952,615         11,166,870
                 A        A2        7,500,000  Equitable Life Assurance Society
                                                 of the US, 7.70% due 12/01/2015        7,448,310          7,940,055
                 BBB-     Baa3      4,600,000  Hospitality Properties Trust, 7%
                                                 due 3/01/2008                          4,591,720          4,545,904
                                               Lehman Brothers Holdings, Inc.:
                 A        Baa1      7,000,000    6.50% due 10/01/2002                   6,993,350          7,007,700
                 A        Baa1      3,000,000    6.625% due 12/27/2002                  2,999,070          3,029,280
                 A        Baa1      3,000,000    7.375% due 5/15/2004                   3,107,100          3,124,560
                 AA       Aa2       3,950,000  MBIA, Inc., 7.15% due 7/15/2027          3,940,323          4,112,819
                 A+       A1        8,000,000  Morgan Stanley, Dean Witter,
                                                 Discover & Co., 6.09% due
                                                 3/09/2011                              7,998,720          7,987,120
                 A+       A1        9,200,000  Morgan Stanley Group Inc., 6.875%
                                                 due 3/01/2007                          9,166,972          9,463,672
                 BBB+     Baa1      7,500,000  PaineWebber Group Inc., 7.99%
                                                 due 6/09/2017                          7,500,000          7,973,078
                 A        A2       10,000,000  Salomon Inc., 6.25% due 1/15/2005        9,938,500          9,911,000
                 A        A2        2,850,000  Salomon Smith Barney Holdings,
                                                 Inc., 7.375% due 5/15/2007             2,847,464          3,013,875
                                               The Travelers Corp.:
                 AA-      Aa3       3,000,000    9.50% due 3/01/2002                    3,163,980          3,342,330
                 AA-      Aa3      10,800,000    7.875% due 5/15/2025                  10,845,324         12,123,000
                                                                                   --------------     --------------
                                                                                      119,244,809        123,857,836



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1998



SCHEDULE OF INVESTMENTS (continued)
                 S&P    Moody's       Face                                                                 Value
Industries      Rating   Rating      Amount              Issue                         Cost              (Note 1a)

Bonds & Notes (continued)                                                                 Investment Grade Portfolio
Industrial--     A+       A1     $  3,000,000  Anheuser-Busch Cos., Inc.,
Consumer--                                       8.75% due 12/01/1999              $    3,367,590     $    3,127,650
6.6%                                           Archer-Daniels-Midland Company:
                 AA-      Aa3      13,780,000    8.375% due 4/15/2017                  16,623,054         16,340,462
                 AA-      Aa3       5,600,000    7.50% due 3/15/2027                    6,184,359          6,175,456
                 A+       A1        5,000,000  Hershey Foods Corporation, 7.20%
                                                 due 8/15/2027                          5,269,550          5,345,200
                 AA       Aa2       7,550,000  Kimberly-Clark Corp., 6.375%
                                                 due 1/01/2028                          7,480,389          7,386,165
                                               Nabisco, Inc.:
                 BBB      Baa2      9,000,000    6% due 2/15/2011                       8,997,750          8,913,150
                 BBB      Baa2      9,000,000    7.55% due 6/15/2015                    8,981,960          9,395,550
                 A        A1        9,170,000  PepsiCo, Inc., 5.75% due
                                                 1/02/2003                              9,123,600          9,071,881
                                               Philip Morris Companies, Inc.:
                 A        A2        9,500,000    9% due 1/01/2001                       9,698,815         10,125,860
                 A        A2        5,000,000    Series A, 6.15% due 3/15/2010          4,997,400          4,990,600
                                                                                   --------------     --------------
                                                                                       80,724,467         80,871,974


Industrial--     BBB      Baa3      5,500,000  Arkla Inc., 8.875% due 7/15/1999         5,819,675          5,693,545
Energy--2.5%                                   BP America Inc.:
                 AA       Aa2       4,075,000    9.375% due 11/01/2000                  4,488,287          4,393,706
                 AA       Aa2      11,000,000    10% due 7/01/2018                     11,869,080         11,605,110
                 AA-      A1        4,500,000  Consolidated Natural Gas Company,
                                                 6.80% due 12/15/2027                   4,619,970          4,580,100
                 BBB      Baa1      5,000,000  Noram Energy Corp., 7.50% due
                                                 8/01/2000                              5,113,400          5,130,500
                                                                                   --------------     --------------
                                                                                       31,910,412         31,402,961


Industrial--     A        A2        5,550,000  AlliedSignal Inc., 6.20% due
Manufacturing--                                  2/01/2008                              5,542,563          5,492,446
11.4%                                          Applied Materials Inc.:
                 BBB+     A3        5,000,000    6.75% due 10/15/2007                   4,996,750          5,029,100
                 BBB+     A3       13,000,000    7.125% due 10/15/2017                 12,911,080         13,046,280
                                               duPont (E.I.) de Nemours & Co.:
                 AA-      Aa3       5,150,000    6.75% due 9/01/2007                    5,293,943          5,350,747
                 AA-      Aa3       4,500,000    8.25% due 1/15/2022                    4,676,445          4,849,110
                 A        A1        7,000,000  Ford Motor Company, 8.875% due
                                                 1/15/2022                              8,650,180          8,564,570
                                               Ford Motor Credit Co.:
                 A        A1        5,000,000    7% due 9/25/2001                       4,980,100          5,134,850
                 A        A1        5,000,000    8% due 6/15/2002                       5,286,350          5,318,850
                 A        A1        5,000,000    7.50% due 6/15/2004                    5,140,200          5,306,400
                 A        A1        1,000,000    7.75% due 3/15/2005                      999,090          1,081,480
                 AAA      Aaa       2,500,000  General Electric Capital Corp.,
                                                 8.30% due 9/20/2009                    2,889,675          2,906,400
                                               General Motors Acceptance Corp.:
                 A-       A3        4,000,000    6.625% due 9/19/2002                   3,915,080          4,060,960
                 A        A3       10,000,000    7.70% due 4/15/2016                   10,911,500         10,860,500
                 BBB+     A3        5,000,000  Lockheed Martin Corp., 6.85%
                                                 due 5/15/2001                          4,995,950          5,096,800
                 BBB+     A3       11,000,000  Loral Corporation, 8.375% due
                                                 6/15/2024                             11,056,040         12,979,450
                                               Martin Marietta Corp.:
                 BBB+     A3        6,500,000    6.50% due 4/15/2003                    6,539,845          6,534,970
                 BBB+     A3        4,000,000    7.375% due 4/15/2013                   3,846,440          4,236,880
                                               McDonnell Douglas Financial Corp.:
                 AA+      Baa2      7,500,000    6.13% due 12/23/1998                   7,484,550          7,435,725
                 AA+      A2        6,500,000    6.875% due 11/01/2006                  6,743,425          6,772,285



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1998



SCHEDULE OF INVESTMENTS (continued)
                 S&P    Moody's       Face                                                                 Value
Industries      Rating   Rating      Amount              Issue                         Cost              (Note 1a)

Bonds & Notes (continued)                                                                 Investment Grade Portfolio
Industrial--                                   Raytheon Co.:
Manufacturing    BBB      Baa1    $ 2,750,000    6.30% due 3/15/2005               $    2,743,812     $    2,731,382
(concluded)      BBB      Baa1      3,000,000    7.20% due 8/15/2027                    2,995,560          3,119,790
                 BBB      Baa3     14,000,000  Seagate Technology, Inc.,
                                                 7.125% due 3/01/2004                  13,975,500         13,677,160
                                                                                   --------------     --------------
                                                                                      136,574,078        139,586,135


Industrial--     A        A1       10,000,000  Bass America, Inc., 8.125%
Services--                                       due 3/31/2002                         10,250,610         10,658,900
17.8%            A        A2        8,000,000  Carnival Cruise Lines, Inc.,
                                                 7.70% due 7/15/2004                    8,076,380          8,555,440
                 BBB      Baa2     10,000,000  Circus Circus Enterprises, Inc.,
                                                 6.70% due 11/15/2096                   9,977,700          9,992,200
                                               Dillard Department Stores, Inc.:
                 A+       A2        4,000,000    7.375% due 6/15/1999                   4,254,860          4,067,680
                 A+       A2        5,000,000    9.125% due 8/01/2011                   6,054,000          6,112,950
                 A+       A1        2,000,000  Electronic Data Systems Corp.,
                                                 6.85% due 5/15/2000 (b)                1,998,420          2,034,284
                                               First Data Corporation:
                 A        A2       11,500,000    6.75% due 7/15/2005                   11,911,930         11,752,655
                 A        A2       10,000,000    6.375% due 12/15/2007                  9,974,300         10,022,900
                 AAA      Aaa       7,000,000  Johnson & Johnson, 8.72% due
                                                 11/01/2024                             7,057,420          8,047,200
                 AAA      Aaa       8,750,000  Merck & Co., Inc., 6.40% due
                                                 3/01/2028                              8,731,362          8,646,575
                                               News American Holdings, Inc.:
                 BBB-     Baa3     12,445,000    8.625% due 2/01/2003                  13,585,486         13,533,315
                 BBB-     Baa3     10,000,000    8% due 10/17/2016                      9,699,900         10,776,000
                 A+       A2        5,900,000  Nordstrom, Inc., 6.95% due
                                                 3/15/2028                              5,898,525          5,906,726
                                               Oracle Corporation:
                 BBB+     Baa2      5,000,000    6.72% due 2/15/2004                    5,000,000          5,061,000
                 BBB+     Baa2      4,000,000    6.91% due 2/15/2007                    4,000,000          4,064,080
                 BBB-     Baa2     12,700,000  Royal Caribbean Cruises Ltd.,
                                                 6.75% due 3/15/2008                   12,620,404         12,594,463
                 A-       A2        8,000,000  Sears, Roebuck & Co., 6.82%
                                                 due 10/17/2002                         8,016,320          8,171,760
                                               Service Corporation International:
                 BBB+     Baa1      7,000,000    6.75% due 6/01/2001                    6,978,580          7,087,150
                 BBB+     Baa1      9,500,000    7.20% due 6/01/2006                    9,235,900          9,888,075
                 BBB+     Baa1      7,000,000    6.30% due 3/15/2020                    6,992,300          6,970,460
                                               Time Warner Entertainment Co.:
                 BBB-     Baa3      6,000,000    10.15% due 5/01/2012                   7,356,180          7,727,640
                 BBB-     Baa3      9,900,000    8.375% due 3/15/2023                  10,525,871         11,279,565
                 AA       Aa2      14,345,000  Wal-Mart Stores, Inc., 8.50%
                                                 due 9/15/2024                         14,488,240         15,822,965
                                               Walt Disney Co.:
                 A        A2        5,500,000    6.375% due 3/30/2001                   5,500,000          5,566,715
                 A        A2       14,151,130    6.85% due 1/10/2007++ (b)             14,141,649         14,432,879
                                                                                   --------------     --------------
                                                                                      212,326,337        218,773,577


Industrial--     BBB      Baa2     11,500,000  CSX Corporation, 7.95% due
Transportation--                                 5/01/2027                             11,440,430         12,893,823
4.2%             BBB      Baa2      9,000,000  Federal Express Corporation,
                                                 9.65% due 6/15/2012                   10,137,590         11,246,220
                                               Norfolk Southern Corporation:
                 BBB+     Baa1      1,000,000    6.95% due 5/01/2002                      998,480          1,024,470
                 BBB+     Baa1      5,500,000    7.80% due 5/15/2027                    5,493,070          6,153,455
                                               Southwest Airlines, Inc.:
                 A-       A3       10,000,000    9.40% due 7/01/2001                   11,326,040         10,900,700
                 A-       A3        2,000,000    8% due 3/01/2005                       1,989,220          2,157,360
                 A-       A3        3,000,000    7.875% due 9/01/2007                   2,983,950          3,307,620
                 BBB      Baa3      4,000,000  Union Pacific Corp., 6.625%
                                                 due 2/01/2008                          3,964,880          3,942,640
                                                                                   --------------     --------------
                                                                                       48,333,660         51,626,288



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1998



SCHEDULE OF INVESTMENTS (continued)
                 S&P    Moody's       Face                                                                 Value
Industries      Rating   Rating      Amount              Issue                         Cost              (Note 1a)

Bonds & Notes (continued)                                                                 Investment Grade Portfolio
Mortgage--                                     Federal Home Loan Mortgage
0.3%                                             Corp.:
                 AAA      Aaa    $  2,000,000    6% due 6/15/2023                  $    1,989,375     $    1,970,620
                 AAA      Aaa       2,000,000    6.35% due 9/15/2023                    2,022,734          2,001,860
                                                                                   --------------     --------------
                                                                                        4,012,109          3,972,480


Mortgage-                                      Nomura Asset Securities Corp.,
Backed                                           Series 1998-D6:
Securities++     AAA      Aaa       8,500,000    Class A1A, 6.28% due 3/15/2030         8,545,156          8,545,156
--1.5%           AAA      Aaa      10,000,000    Class A1B, 6.59% due 3/15/2030        10,153,125         10,153,125
                                                                                   --------------     --------------
                                                                                       18,698,281         18,698,281


Utilities--      A+       A2        8,700,000  ALLTEL Corporation, 6.75% due
Communications--                                 9/15/2005                              8,566,020          8,878,176
4.2%             AAA      Aaa      11,000,000  BellSouth Telecommunications Inc.,
                                                 7% due 10/01/2025                     11,581,740         11,624,580
                 AA-      A1        9,500,000  GTE California, Inc., 8.07% due
                                                 4/15/2024                             10,152,935         10,127,285
                 A        Baa1      7,500,000  GTE Corp., 9.375% due 12/01/2000         8,235,170          8,065,275
                                               Southwestern Bell Telecommuni-
                                                 cations Corp.:
                 AA       Aa3       2,000,000    6.125% due 3/01/2000                   2,011,250          2,008,620
                 AA       Aa3      10,910,000    6.375% due 11/15/2007                 10,916,412         10,965,968
                                                                                   --------------     --------------
                                                                                       51,463,527         51,669,904


Utilities--      AAA      Aaa       5,850,000  Cleveland Electric/Toledo Edison
Electric--                                       (Class B), 7.13% due 7/01/2007         6,137,176          6,209,131
6.1%             A+       A1        9,115,000  Consolidated Edison, Inc., 6.25%
                                                 due 2/01/2008                          9,115,000          9,027,223
                 BBB+     Baa3      5,000,000  Consumers Energy Company, 6.375%
                                                 due 2/01/2008 (b)                      4,951,650          4,916,690
                 AA-      A1        8,000,000  Pacific Gas and Electric Company,
                                                 6.25% due 8/01/2003                    8,149,200          8,042,800
                                               Pennsylvania Power & Light Co.:
                 A-       A3        6,000,000    5.50% due 4/01/1998                    5,972,220          6,000,000
                 A-       A3        3,000,000    6.875% due 2/01/2003                   3,048,870          3,091,530
                 A-       A3       10,000,000  Public Service Electric & Gas Co.,
                                                 6.50% due 6/01/2000                    9,995,705         10,078,100
                 AA-      A1        5,000,000  TECO Energy, Inc., 9.27% due
                                                 6/12/2000                              5,000,000          5,334,850
                                               Texas Utilities Electric Company:
                 AAA      Aaa       6,971,000    6.375% due 10/01/2004 (b)              6,995,198          7,032,993
                 BBB      baa2      5,000,000    8.175% due 1/30/2037                   5,000,000          5,138,800
                 A        A2        8,500,000  Virginia Electric & Power Co.,
                                                 8.625% due 10/01/2024                  8,377,160          9,496,115
                                                                                   --------------     --------------
                                                                                       72,742,179         74,368,232


Yankee           AA-      Aa2       6,000,000  ABN AMRO Holding N.V., 7.125%
Corporates*--                                    due 6/18/2007 (2)                      5,997,060          6,292,440
7.8%             A+       A1        6,000,000  Australia & New Zealand Banking
                                                 Group Ltd., 7.55% due 9/15/2006 (2)    5,990,880          6,338,940
                 BBB+     A3        7,500,000  Banco Central Hispanoamercano S.A.
                                                 (Cayman Islands), 7.70% due
                                                 7/15/2006 (2)                          7,973,775          7,997,250
                                               Enersis S.A. (3):
                 A-       Baa1      2,500,000    6.90% due 12/01/2006                   2,493,550          2,449,425
                 A-       Baa1      4,000,000    6.60% due 12/01/2026                   3,992,400          3,914,000



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1998



SCHEDULE OF INVESTMENTS (concluded)
                 S&P    Moody's       Face                                                                 Value
Industries      Rating   Rating      Amount              Issue                         Cost              (Note 1a)

Bonds & Notes (concluded)                                                                 Investment Grade Portfolio
Yankee           BBB+     Baa3   $  9,800,000  Fairfax Financial Holdings Ltd.,
Corporates*                                      7.75% due 7/15/2037 (2)(b)        $    9,751,098     $   10,018,736
(concluded)                                    Ford Capital B.V. (2):
                 A        A1       10,000,000    9.875% due 5/15/2002                  10,531,200         11,283,400
                 A        A1        3,995,000    9.50% due 6/01/2010                    4,430,215          4,938,219
                 AAA      Aaa      10,000,000  International Bank for
                                                 Reconstruction & Development,
                                                 5.625% due 3/17/2003 (2)               9,966,500          9,926,000
                 A        Aa3       2,000,000  Midland Bank PLC, 7.625% due
                                                 6/15/2006 (2)                          1,995,240          2,115,760
                 A        A2        6,500,000  Norsk Hydro A/S, 6.70% due
                                                 1/15/2018 (3)                          6,466,720          6,348,745
                 BBB+     A3        1,500,000  Philips Electronics N.V., 7.75%
                                                 due 4/15/2004 (3)                      1,602,615          1,595,070
                 BBB+     Baa2      2,000,000  Saga Petroleum ASA, 7.25% due
                                                 9/23/2027 (3)                          1,979,980          1,992,540
                 A        Aa3       4,000,000  Sony Corp., 6.125% due
                                                 3/04/2003 (3)                          3,991,520          3,990,760
                 AA+      Aa1      15,500,000  Swiss Bank Corp. NY, 7.375%
                                                 due 6/15/2017 (2)                     16,581,680         16,528,580
                                                                                   --------------     --------------
                                                                                       93,744,433         95,729,865


                                               Total Investments in
                                               Bonds & Notes--98.2%                 1,185,157,320      1,205,829,713


Short-Term Securities


Repurchase                          4,232,000  UBS Securities Funding, Inc.,
Agreements**                                     purchased on 3/31/1998 to
--0.4%                                           yield 5.69% to 4/01/1998               4,232,000          4,232,000


                                               Total Investments in
                                               Short-Term Securities--0.4%              4,232,000          4,232,000


Total Investments--98.6%                                                           $1,189,389,320      1,210,061,713
                                                                                   ==============
Other Assets Less Liabilities--1.4%                                                                       17,316,642
                                                                                                      --------------
Net Assets--100.0%                                                                                    $1,227,378,355
                                                                                                      ==============

  *Corresponding industry groups for foreign securities which are denominated in US dollars:
(1)Government Entity; Guaranteed by the Province.
(2)Financial Institution.
(3)Industrial.


   See Notes to Financial Statements.


 **Repurchase Agreements are fully collateralized by US Government and Agency Obligations.
 ++Subject to principal paydowns.
(a)Floating Rate Note.
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1998



SCHEDULE OF INVESTMENTS
                 S&P    Moody's       Face                                                                 Value
Industries      Rating   Rating      Amount              Issue                         Cost              (Note 1a)

Bonds & Notes                                                                            Intermediate Term Portfolio
US Government                                  United States Treasury Bonds
Obligations--                                    & Notes:
2.7%             AAA      Aaa    $  1,000,000    5.875% due 2/15/2000              $      989,375     $    1,004,690
                 AAA      Aaa       3,000,000    5.75% due 8/15/2003                    3,034,453          3,010,770
                 AAA      Aaa         500,000    7.25% due 8/15/2004                      538,750            540,860
                 AAA      Aaa       3,000,000    7.50% due 2/15/2005                    3,287,344          3,298,590
                 AAA      Aaa       3,750,000    6.125% due 8/15/2007                   3,885,469          3,856,650
                                                                                   --------------     --------------
                                                                                       11,735,391         11,711,560


Asset-Backed     AAA      Aaa       2,000,000  First Bank, Corporate Card Master
Securities++--                                   Trust, 6.40% due 2/15/2003             1,997,545          2,024,780
0.5%


Banking--15.8%   BBB+     A3        4,000,000  BB&T Corporation, 7.25% due
                                                 6/15/2007                              3,981,320          4,200,200
                 A        A2        3,500,000  Bank of New York Company, Inc.
                                                 (The), 7.875% due 11/15/2002           3,873,450          3,736,215
                                               BankAmerica Corp.:
                 A        A1        4,000,000    7.50% due 10/15/2002                   4,268,880          4,197,400
                 A+       Aa3       3,000,000    7.125% due 5/12/2005                   2,956,500          3,119,970
                 A        A2        9,000,000  First Chicago Corp., 9% due
                                                 6/15/1999                              9,548,820          9,301,140
                 A-       A3        1,000,000  HSBC Americas Inc., 7% due
                                                 11/01/2006                               991,600          1,022,270
                 A-       A3        6,000,000  Mellon Financial Co., 6.875%
                                                 due 3/01/2003                          5,483,220          6,145,260
                                               NationsBank Corp.:
                 A+       Aa3       2,000,000    5.75% due 3/15/2001                    1,993,160          1,987,260
                 A+       Aa3      11,500,000    6.65% due 4/09/2002                   11,423,540         11,707,345
                                               Norwest Corp.:
                 AA-      Aa3       5,000,000    6.25% due 4/15/1999                    4,983,600          5,034,800
                 AA-      Aa3       2,000,000    6.125% due 10/15/2000                  1,996,440          2,004,820
                 A+       A1        1,000,000    6.625% due 3/15/2003                   1,003,060          1,015,180
                 AA+      Aa2       5,000,000  Wachovia Corporation, 6% due
                                                 3/15/1999                              4,890,950          5,010,750
                 BBB+     A3        9,000,000  Washington Mutual Inc., 7.25%
                                                 due 8/15/2005                          8,930,520          9,435,330
                                                                                   --------------     --------------
                                                                                       66,325,060         67,917,940


Canadian         A+       A2        5,000,000  Province of Quebec (Canada),
Provinces*--1.3%                                 8.80% due 4/15/2003 (1)                5,538,670          5,537,250


Federal          AAA      Aaa       2,500,000  Federal National Mortgage
Agencies--0.6%                                   Association, 7.85% due
                                                 9/10/2004                              2,496,484          2,564,850


Finance--4.5%    A        A2        9,250,000  Beneficial Corporation, 6.80%
                                                 due 9/16/2003                          9,250,000          9,419,728
                 A+       Aa3       1,000,000  CIT Group Holdings, Inc.,
                                                 6.625% due 6/15/2005                   1,003,390          1,013,500
                 BBB-     Baa3      2,000,000  Capital One Bank, 6.375% due
                                                 2/15/2003                              1,993,800          1,972,420
                 A+       A1        3,000,000  Commercial Credit Co., 6.45%
                                                 due 7/01/2002                          3,005,880          3,022,950
                 BBB      Baa2      4,000,000  MBNA Corporation, 6.287% due
                                                 5/23/2003                              4,000,000          3,990,000
                                                                                   --------------     --------------
                                                                                       19,253,070         19,418,598


Finance--                                      Bear Stearns Companies, Inc.:
Other--7.7%      A        A2        2,000,000    6.50% due 7/05/2000                    1,996,360          2,016,240
                 A        A2        3,000,000    8.75% due 3/15/2004                    3,224,430          3,348,720
                 BBB-     Baa2      5,000,000  Commercial Net Lease Realty,
                                                 7.125% due 3/15/2008                   4,986,450          4,954,150



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1998



SCHEDULE OF INVESTMENTS (continued)
                 S&P    Moody's       Face                                                                 Value
Industries      Rating   Rating      Amount              Issue                         Cost              (Note 1a)

Bonds & Notes (continued)                                                                Intermediate Term Portfolio
Finance--        A+       A1      $ 6,250,000  Dean Witter, Discover & Co.,
Other                                            6.75% due 8/15/2000               $    6,226,437     $    6,348,438
(concluded)      BBB-     Baa3      4,250,000  Hospitality Properties Trust,
                                                 7% due 3/01/2008                       4,242,350          4,200,020
                 A        Baa1      3,000,000  Lehman Brothers Holdings, Inc.,
                                                 7.375% due 5/15/2004                   3,107,100          3,124,560
                 A        A2        4,000,000  Salomon Inc., 6.25% due 1/15/2005        3,975,400          3,964,400
                                               Salomon Smith Barney Holdings,
                                                 Inc.:
                 A        A2        2,000,000    6.50% due 3/01/2000                    2,000,000          2,014,980
                 A        A2        1,000,000    7.375% due 5/15/2007                     999,110          1,057,500
                 AA-      Aa3       2,000,000  The Travelers Corp., 9.50% due
                                                 3/01/2002                              2,168,400          2,228,220
                                                                                   --------------     --------------
                                                                                       32,926,037         33,257,228


Industrial--     A+       A1        5,481,000  Anheuser-Busch Cos., Inc., 8.75%
Consumer--6.6%                                   due 12/01/1999                         6,189,909          5,714,217
                                               Nabisco, Inc.:
                 BBB      Baa2      5,000,000    6.70% due 6/15/2002                    4,997,050          5,043,100
                 BBB      Baa2      3,000,000    6.85% due 6/15/2005                    2,994,300          3,034,170
                 BBB      Baa2      6,000,000    6% due 2/15/2011                       5,998,500          5,942,100
                                               Philip Morris Companies, Inc.:
                 A        A2        3,500,000    9% due 1/01/2001                       3,576,195          3,730,580
                 A        A2        5,000,000    6.15% due 3/15/2010                    4,997,400          4,990,600
                                                                                   --------------     --------------
                                                                                       28,753,354         28,454,767


Industrial--     BBB      Baa2      4,000,000  Ashland Inc., 6.625% due 2/15/2008       3,995,200          3,977,404
Energy--3.4%                                   Texaco Capital Inc.:
                 A+       A1        2,000,000    6.875% due 7/15/1999                   1,996,120          2,022,460
                 A+       A1        2,000,000    9% due 12/15/1999                      2,342,460          2,096,920
                 BBB      Baa2      6,000,000  Ultramar Credit Corp., 8.625%
                                                 due 7/01/2002                          6,521,940          6,505,440
                                                                                   --------------     --------------
                                                                                       14,855,720         14,602,224


Industrial--     A        A2        3,000,000  AlliedSignal, Inc., 6.20% due
Manufacturing--                                  2/01/2008                              2,995,980          2,968,890
11.5%                                          Applied Materials Inc.:
                 BBB+     A3        4,000,000    6.65% due 9/05/2000                    4,000,000          4,050,880
                 BBB+     A3        4,300,000    6.75% due 10/15/2007                   4,297,205          4,325,026
                 AA+      Aa3       4,000,000  Boeing Co., 6.35% due 6/15/2003          3,599,960          4,059,400
                 A        A1        5,000,000  Ford Motor Credit Co., 7.75% due
                                                 3/15/2005                              4,995,450          5,407,400
                 A        A3        5,000,000  General Motors Acceptance Corp.,
                                                 6.625% due 10/01/2002                  4,991,000          5,078,550
                                               Lockheed Martin Corp.:
                 BBB+     A3        1,000,000    6.625% due 6/15/1998                     999,870          1,001,430
                 BBB+     A3        2,500,000    6.55% due 5/15/1999                    2,498,800          2,512,175
                 BBB+     A3        8,000,000    6.85% due 5/15/2001                    8,018,810          8,154,880
                                               Raytheon Co.:
                 BBB      Baa1      2,750,000    5.95% due 3/15/2001                    2,746,618          2,740,457
                 BBB      Baa1      5,000,000    6.75% due 8/15/2007                    4,987,750          5,087,550
                 BBB      Baa3      4,000,000  Seagate Technology, Inc., 7.125%
                                                 due 3/01/2004                          3,993,000          3,907,760
                                                                                   --------------     --------------
                                                                                       48,124,443         49,294,398



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1998



SCHEDULE OF INVESTMENTS (continued)
                 S&P    Moody's       Face                                                                 Value
Industries      Rating   Rating      Amount              Issue                         Cost              (Note 1a)

Bonds & Notes (continued)                                                                Intermediate Term Portfolio
Industrial--     A        A1      $ 3,000,000  Bass America, Inc., 6.625%
Services--17.7%                                  due 3/01/2003                     $    2,825,520     $    3,044,250
                 A        A2        6,000,000  Carnival Cruise Lines, Inc.,
                                                 7.70% due 7/15/2004                    5,952,060          6,416,580
                 BBB-     Baa3      4,000,000  Comcast Cable Communications
                                                 Company, 8.375% due 5/01/2007          4,060,680          4,450,000
                 A+       A1        3,500,000  Electronic Data Systems Corp.,
                                                 6.85% due 5/15/2000 (a)                3,497,235          3,559,997
                                               News America Holdings, Inc.:
                 BBB-     Baa3      4,000,000    8.625% due 2/01/2003                   4,286,440          4,349,800
                 BBB-     Baa3      4,500,000    8.50% due 2/15/2005                    4,677,305          4,956,030
                 BBB+     Baa2      1,000,000  Oracle Corporation, 6.91% due
                                                 2/15/2007                              1,000,000          1,016,020
                 BBB-     Baa2      3,000,000  Royal Caribbean Cruises Ltd.,
                                                 6.75% due 3/15/2008                    2,982,840          2,975,070
                                               Sears, Roebuck & Co.:
                 A-       A2        2,500,000    9.25% due 4/15/1998                    2,837,275          2,502,275
                 A-       A2        7,000,000    8.45% due 11/01/1998                   7,762,380          7,094,430
                                               Service Corporation International:
                 BBB+     Baa1      1,000,000    6.75% due 6/01/2001                      996,940          1,012,450
                 BBB+     Baa1      1,500,000    7.20% due 6/01/2006                    1,495,455          1,561,275
                 BBB+     Baa1      2,000,000    6.30% due 3/15/2020                    1,997,800          1,991,560
                                               TCI Communications Inc.:
                 BBB-     Ba1       3,000,000    8.65% due 9/15/2004                    3,099,270          3,290,640
                 BBB-     Ba1       5,500,000    8% due 8/01/2005                       5,561,380          5,912,500
                 BBB-     Baa3      5,000,000  Time Warner Entertainment, 9.625%
                                                 due 5/01/2002                          5,586,000          5,593,750
                 BBB-     Ba1       5,000,000  Turner Broadcasting System, Inc.
                                                 (Class B), 7.40% due 2/01/2004         5,108,150          5,186,700
                                               Walt Disney Co.:
                 A        A2        6,000,000    6.75% due 3/30/2006                    6,145,320          6,219,240
                 A        A2        4,639,715    6.85% due 1/10/2007 (a)++              4,636,606          4,732,091
                                                                                   --------------     --------------
                                                                                       74,508,656         75,864,658


Industrial--     BBB-     Baa3      4,310,000  AMR Corporation, 9.50% due
Transportation--                                 7/15/1998                              4,606,528          4,354,005
4.3%             BBB+     Baa1      5,000,000  Norfolk Southern Corporation,
                                                 6.95% due 5/01/2002                    4,992,400          5,122,350
                                               Southwest Airlines, Inc.:
                 A-       A3        6,500,000    9.40% due 7/01/2001                    7,564,180          7,085,455
                 A-       A3        1,000,000    8% due 3/01/2005                         994,610          1,078,680
                 BBB      Baa3      1,000,000  Union Pacific Corp., 6.625% due
                                                 2/01/2008                                991,220            985,660
                                                                                   --------------     --------------
                                                                                       19,148,938         18,626,150


Utilities--      BBB-     Ba1       5,000,000  360 Communications Co., 7.50% due
Communications--                                 3/01/2006                              5,170,100          5,300,600
6.9%             A+       A2        4,000,000  ALLTEL Corporation, 6.75% due
                                                 9/15/2005                              3,938,400          4,081,920
                 A        Baa1      1,000,000  GTE Corp., 9.375% due 12/01/2000         1,090,310          1,075,370
                                                 Southwestern Bell Telecommuni-
                                                 cations Corp.:
                 AA       Aa3       1,000,000    6.50% due 3/12/2003                    1,009,780          1,019,090
                 AA       Aa3       2,200,000    6.625% due 4/01/2005                   2,108,590          2,252,228
                 AA       Aa3       4,000,000    6.375% due 11/15/2007                  3,973,520          4,020,520
                 BBB-     Ba1      11,000,000  WorldCom, Inc., 7.75% due 4/01/2007     11,756,720         11,858,550
                                                                                   --------------     --------------
                                                                                       29,047,420         29,608,278



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1998



SCHEDULE OF INVESTMENTS (concluded)
                 S&P    Moody's       Face                                                                 Value
Industries      Rating   Rating      Amount              Issue                         Cost              (Note 1a)

Bonds & Notes (concluded)                                                                Intermediate Term Portfolio
Utilities--      A-       Baa1     $4,000,000  Arizona Public Service Company,
Electric--                                       6.75% due 11/15/2006              $    3,905,840     $    4,073,760
5.7%             AAA      Aaa       3,000,000  Cleveland Electric/Toledo Edison
                                                 (Class B), 7.13% due 7/01/2007         3,147,270          3,184,170
                 BBB+     Baa3      9,000,000  Consumers Energy Company, 6.375%
                                                 due 2/01/2008 (a)                      8,912,970          8,850,042
                 AA-      A1        1,500,000  Pacific Gas and Electric Company,
                                                 6.25% due 8/01/2003                    1,527,975          1,508,025
                                               Pennsylvania Power & Light Co.:
                 A-       A3        4,000,000    5.50% due 4/01/1998                    3,991,280          4,000,000
                 A-       A3        1,000,000    6.875% due 2/01/2003                   1,016,290          1,030,510
                 A-       A3        2,000,000  Public Service Electric & Gas
                                                 Co., 6.50% due 6/01/2000               1,999,120          2,015,620
                                                                                   --------------     --------------
                                                                                       24,500,745         24,662,127


Yankee           BBB+     A3        5,000,000  Banco Central Hispanoamercano S.A.
Corporates*--                                    (Cayman Islands), 7.70% due
7.7%                                             7/15/2006 (2)                          5,315,850          5,331,500
                 A-       Baa1      1,500,000  Enersis S.A., 6.90% due
                                                 12/01/2006 (3)                         1,496,130          1,469,655
                 A        A1        2,000,000  Ford Capital B.V., 9.875% due
                                                 5/15/2002 (2)                          2,300,380          2,256,680
                 A+       A1        3,000,000  Grand Metropolitan Investment
                                                 PLC, 6.50% due 9/15/1999 (3)           3,040,120          3,017,880
                 BBB-     Ba2       3,000,000  Gruma S.A de C.V., 7.625% due
                                                 10/15/2007 (3)                         2,994,960          2,965,008
                 AAA      Aaa       6,000,000  International Bank for
                                                 Reconstruction & Development,
                                                 5.625% due 3/17/2003 (2)               5,979,900          5,955,600
                 BBB+     A3        2,650,000  Philips Electronics N.V., 7.75%
                                                 due 4/15/2004 (3)                      2,831,286          2,817,957
                 A+       A1        4,000,000  Santander Financial Issuances Ltd.,
                                                 7% due 4/01/2006 (2)                   4,106,280          4,107,120
                 A-       A2        5,000,000  Trans-Canada Pipelines, 6.43% due
                                                 3/15/2029 (3)                          5,000,000          5,029,100
                                                                                   --------------     --------------
                                                                                       33,064,906         32,950,500


                                               Total Investments in Bonds
                                               & Notes--96.9%                         412,276,439        416,495,308


Short-Term Securities


Repurchase                          6,314,000  UBS Securities, Inc., purchased
Agreements**--1.5%                               on 3/31/1998 to yield 5.96%
                                                 to 4/01/1998                           6,314,000          6,314,000


                                               Total Investments in
                                               Short-Term Securities--1.5%              6,314,000          6,314,000


Total Investments--98.4%                                                           $  418,590,439        422,809,308
                                                                                   ==============
Other Assets Less Liabilities--1.6%                                                                        6,947,218
                                                                                                      --------------
Net Assets--100.0%                                                                                    $  429,756,526
                                                                                                      ==============



  *Corresponding industry groups for foreign securities which are denominated in US dollars:
(1)Government Entity.
(2)Financial Institution.
(3)Industrial.


   See Notes to Financial Statements.


 **Repurchase Agreements are fully collateralized by US Government and Agency Obligations.
 ++Subject to principal paydowns.
(a)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1998



FINANCIAL INFORMATION

Statements of Assets and Liabilities as of March 31, 1998
                                                                                           Investment      Intermediate
                                                                                        Grade Portfolio   Term Portfolio
Assets:             Investments, at value* (Note 1a)                                     $1,210,061,713   $  422,809,308
                    Cash                                                                             --        1,214,166
                    Receivables:
                      Securities sold                                                        29,867,325               --
                      Interest                                                               19,919,029        7,196,916
                      Capital shares sold                                                     3,862,147        1,996,283
                      Loaned securities                                                              84               --
                    Prepaid registration fees and other assets (Note 1f)                         29,886           28,272
                                                                                         --------------   --------------
                    Total assets                                                          1,263,740,184      433,244,945
                                                                                         --------------   --------------


Liabilities:        Payables:
                      Capital shares redeemed                                                17,470,110        2,267,377
                      Securities purchased                                                   14,142,914               --
                      Dividends to shareholders (Note 1g)                                     2,400,311          854,483
                      Investment adviser (Note 2)                                               364,633          126,326
                      Distributor (Note 2)                                                      401,334           71,597
                    Accrued expenses and other liabilities                                    1,582,527          168,636
                                                                                         --------------   --------------
                    Total liabilities                                                        36,361,829        3,488,419
                                                                                         --------------   --------------


Net Assets:         Net assets                                                           $1,227,378,355   $  429,756,526
                                                                                         ==============   ==============


Net Assets          Class A Common Stock, $.10 par value++                               $    4,575,433   $    1,614,186
Consist of:         Class B Common Stock, $.10 par value++++                                  4,914,378        1,336,580
                    Class C Common Stock, $.10 par value++++++                                  459,484           14,149
                    Class D Common Stock, $.10 par value++++++++                                754,149          754,321
                    Paid-in capital in excess of par                                      1,231,253,142      431,858,492
                    Accumulated realized capital losses on investments--net                  (3,485,917)      (4,519,432)
                    Accumulated distributions in excess of realized capital
                    gains on investments--net (Note 1g)                                     (31,764,707)      (5,520,639)
                    Unrealized appreciation on investments--net                              20,672,393        4,218,869
                                                                                         --------------   --------------
                    Net assets                                                           $1,227,378,355   $  429,756,526
                                                                                         ==============   ==============


Net Asset  Class A: Net assets                                                           $  524,636,468   $  186,512,196
Value:                                                                                   ==============   ==============
                    Shares outstanding                                                       45,754,329       16,141,863
                                                                                         ==============   ==============
                    Net asset value and redemption price per share                       $        11.47   $        11.55
                                                                                         ==============   ==============
           Class B: Net assets                                                           $  563,511,993   $  154,444,208
                                                                                         ==============   ==============
                    Shares outstanding                                                       49,143,778       13,365,804
                                                                                         ==============   ==============
                    Net asset value and redemption price per share                       $        11.47   $        11.56
                                                                                         ==============   ==============
           Class C: Net assets                                                           $   52,706,439   $    1,634,514
                                                                                         ==============   ==============
                    Shares outstanding                                                        4,594,836          141,494
                                                                                         ==============   ==============
                    Net asset value and redemption price per share                       $        11.47   $        11.55
                                                                                         ==============   ==============
           Class D: Net assets                                                           $   86,523,455   $   87,165,608
                                                                                         ==============   ==============
                    Shares outstanding                                                        7,541,488        7,543,205
                                                                                         ==============   ==============
                    Net asset value and redemption price per share                       $        11.47   $        11.56
                                                                                         ==============   ==============

                   *Identified cost                                                      $1,189,389,320   $  418,590,439
                                                                                         ==============   ==============
                  ++Authorized shares--Class A                                              250,000,000      100,000,000
                                                                                         ==============   ==============
                ++++Authorized shares--Class B                                              250,000,000       50,000,000
                                                                                         ==============   ==============
              ++++++Authorized shares--Class C                                              100,000,000       50,000,000
                                                                                         ==============   ==============
            ++++++++Authorized shares--Class D                                              100,000,000       50,000,000
                                                                                         ==============   ==============


                     See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1998



FINANCIAL INFORMATION (continued)

Statements of Operations for the Six Months Ended March 31, 1998
                                                                                           Investment       Intermediate
                                                                                             Grade             Term
                                                                                           Portfolio         Portfolio
Investment          Interest and discount earned                                         $   42,878,911   $   14,359,887
Income              Loaned securities                                                           142,773           79,935
(Note 1e):          Other                                                                            --           15,000
                                                                                         --------------   --------------
                    Total income                                                             43,021,684       14,454,822
                                                                                         --------------   --------------


Expenses:           Investment advisory fees (Note 2)                                         2,204,475          738,212
                    Account maintenance and distribution fees--Class B (Note 2)               2,149,271          378,055
                    Transfer agent fees--Class B (Note 2)                                       632,920          198,338
                    Transfer agent fees--Class A (Note 2)                                       537,305          224,480
                    Account maintenance and distribution fees--Class C (Note 2)                 203,067            4,195
                    Transfer agent fees--Class D (Note 2)                                        80,655           95,809
                    Account maintenance fees--Class D (Note 2)                                   99,270           38,918
                    Printing and shareholder reports                                             66,620           20,303
                    Registration fees (Note 1f)                                                  46,360           32,587
                    Transfer agent fees--Class C (Note 2)                                        57,227            2,292
                    Custodian fees                                                               38,148           20,477
                    Accounting services (Note 2)                                                 35,674           15,966
                    Professional fees                                                            11,912            4,130
                    Pricing fees (Note 2)                                                         6,490            3,762
                    Directors' fees and expenses                                                  2,785              981
                    Other                                                                         7,627            3,112
                                                                                         --------------   --------------
                    Total expenses                                                            6,179,806        1,781,617
                                                                                         --------------   --------------
                    Investment income--net                                                   36,841,878       12,673,205
                                                                                         --------------   --------------


Realized &          Realized gain on investments--net                                         3,354,564        1,351,015
Unrealized          Change in unrealized appreciation on investments--net                     3,588,365          571,899
Gain on                                                                                  --------------   --------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                 $   43,784,807   $   14,596,119
(Notes 1c, 1e & 3):                                                                      ==============   ==============


                    See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1998



FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets                                                           Investment Grade Portfolio
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
                                                                                            March 31,      September 30,
Increase (Decrease) in Net Assets:                                                             1998             1997
Operations:         Investment income--net                                               $   36,841,878   $   87,930,710
                    Realized gain (loss) on investments--net                                  3,354,564         (160,363)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                          3,588,365       28,265,493
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                     43,784,807      116,035,840
                                                                                         --------------   --------------


Dividends to        Investment income--net:
Shareholders          Class A                                                               (16,885,895)     (40,601,509)
(Note 1g):            Class B                                                               (16,107,056)     (39,286,289)
                      Class C                                                                (1,412,415)      (3,483,463)
                      Class D                                                                (2,436,512)      (4,559,449)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                            (36,841,878)     (87,930,710)
                                                                                         --------------   --------------


Capital Share       Net decrease in net assets derived from capital
Transactions        share transactions                                                       (4,578,000)    (264,834,589)
(Note 4):                                                                                --------------   --------------


Net Assets:         Total increase (decrease) in net assets                                   2,364,929     (236,729,459)
                    Beginning of period                                                   1,225,013,426    1,461,742,885
                                                                                         --------------   --------------
                    End of period                                                        $1,227,378,355   $1,225,013,426
                                                                                         ==============   ==============


                    See Notes to Financial Statements.




Statements of Changes in Net Assets (concluded)                                              Intermediate Term Portfolio
                                                                                          For the Six         For the
                                                                                          Months Ended       Year Ended
                                                                                            March 31,      September 30,
Increase (Decrease) in Net Assets:                                                            1998              1997
Operations:         Investment income--net                                               $   12,673,205   $   28,391,875
                    Realized gain (loss) on investments--net                                  1,351,015         (507,524)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                            571,899        8,329,252
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                     14,596,119       36,213,603
                                                                                         --------------   --------------


Dividends to        Investment income--net:
Shareholders          Class A                                                                (5,777,427)     (13,458,213)
(Note 1g):            Class B                                                                (4,414,328)     (11,241,646)
                      Class C                                                                   (48,879)        (414,942)
                      Class D                                                                (2,432,571)      (3,277,074)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                         (12,673,205)     (28,391,875)
                                                                                         --------------   --------------


Capital Share       Net increase (decrease) in net assets derived from capital
Transactions        share transactions                                                       34,664,535      (91,252,583)
(Note 4):                                                                                --------------   --------------


Net Assets:         Total increase (decrease) in net assets                                  36,587,449      (83,430,855)
                    Beginning of period                                                     393,169,077      476,599,932
                                                                                         --------------   --------------
                    End of period                                                        $  429,756,526   $  393,169,077
                                                                                         ==============   ==============


                    See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1998



FINANCIAL INFORMATION (continued)

Financial Highlights                                                                          Investment Grade Portfolio
                                                                                         Class A
The following per share data and ratios have been derived        For the Six
from information provided in the financial statements.           Months Ended
                                                                  March 31,        For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                              1998       1997       1996        1995        1994
Per Share           Net asset value, beginning of period          $   11.40  $   11.16  $   11.51  $   10.77   $   12.81
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .37        .76        .76        .80         .75
                    Realized and unrealized gain (loss) on
                    investments--net                                    .07        .24       (.35)       .74       (1.49)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .44       1.00        .41       1.54        (.74)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                           (.37)      (.76)      (.76)      (.80)       (.75)
                      Realized gain on investments--net                  --         --         --         --        (.10)
                      In excess of realized gain on
                      investments--net                                   --         --         --         --        (.45)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total dividends and distributions                  (.37)      (.76)      (.76)      (.80)      (1.30)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $   11.47  $   11.40  $   11.16  $   11.51   $   10.77
                                                                  =========  =========  =========  =========   =========


Total Investment    Based on net asset value per share                3.86%+++   9.22%      3.60%     14.93%      (6.03%)
Return:**                                                         =========  =========  =========  =========   =========



Ratios to Average   Expenses                                           .60%*      .57%       .56%       .58%        .53%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            6.39%*     6.73%      6.64%      7.30%       6.61%
                                                                  =========  =========  =========  =========   =========


Supplemental        Net assets, end of period (in thousands)      $ 524,637  $ 519,708  $ 608,901  $ 472,388   $ 366,792
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                               88.21%    113.46%     88.53%    108.07%     159.05%
                                                                  =========  =========  =========  =========   =========


                 +++Aggregate total investment return.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1998



FINANCIAL INFORMATION (continued)

Financial Highlights (continued)                                                              Investment Grade Portfolio
                                                                                         Class B
The following per share data and ratios have been derived        For the Six
from information provided in the financial statements.           Months Ended
                                                                  March 31,        For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                              1998       1997       1996        1995        1994
Per Share           Net asset value, beginning of period          $   11.40  $   11.16  $   11.51  $   10.77   $   12.81
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .32        .67        .67        .72         .66
                    Realized and unrealized gain (loss) on
                    investments--net                                    .07        .24       (.35)       .74       (1.49)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .39        .91        .32       1.46        (.83)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                           (.32)      (.67)      (.67)      (.72)       (.66)
                      Realized gain on investments--net                  --         --         --         --        (.10)
                      In excess of realized gain on
                      investments--net                                   --         --         --         --        (.45)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total dividends and distributions                  (.32)      (.67)      (.67)      (.72)      (1.21)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $   11.47  $   11.40  $   11.16  $   11.51   $   10.77
                                                                  =========  =========  =========  =========   =========


Total Investment    Based on net asset value per share                3.46%+++   8.39%      2.81%     14.04%      (6.73%)
Return:**                                                         =========  =========  =========  =========   =========


Ratios to Average   Expenses                                          1.36%*     1.34%      1.32%      1.35%       1.29%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            5.62%*     5.96%      5.88%      6.52%       5.85%
                                                                  =========  =========  =========  =========   =========


Supplemental        Net assets, end of period (in thousands)      $ 563,512  $ 577,989  $ 724,089  $ 631,517   $ 483,053
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                               88.21%    113.46%     88.53%    108.07%     159.05%
                                                                  =========  =========  =========  =========   =========

                 +++Aggregate total investment return.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.


                    See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1998



Financial Highlights (continued)                                                              Investment Grade Portfolio
                                                                                            Class C
                                                                                                                For the
The following per share data and ratios have been derived             For the Six           For the              Period
from information provided in the financial statements.                Months Ended         Year Ended       Oct. 21, 1994++
                                                                       March 31,         September 30,        to Sept. 30,
Increase (Decrease) in Net Asset Value:                                   1998          1997         1996         1995
Per Share           Net asset value, beginning of period               $   11.40    $   11.17    $   11.51     $   10.67
Operating                                                              ---------    ---------    ---------     ---------
Performance:        Investment income--net                                   .32          .67          .66           .67
                    Realized and unrealized gain (loss) on
                    investments--net                                         .07          .23         (.34)          .84
                                                                       ---------    ---------    ---------     ---------
                    Total from investment operations                         .39          .90          .32          1.51
                                                                       ---------    ---------    ---------     ---------
                    Less dividends from investment income--net              (.32)        (.67)        (.66)         (.67)
                                                                       ---------    ---------    ---------     ---------
                    Net asset value, end of period                     $   11.47    $   11.40    $   11.17     $   11.51
                                                                       =========    =========    =========     =========


Total Investment    Based on net asset value per share                     3.44%+++     8.23%        2.85%        14.60%+++
Return:**                                                              =========    =========    =========     =========



Ratios to Average   Expenses                                               1.42%*       1.39%        1.38%         1.40%*
Net Assets:                                                            =========    =========    =========     =========
                    Investment income--net                                 5.56%*       5.91%        5.83%         6.27%*
                                                                       =========    =========    =========     =========


Supplemental        Net assets, end of period (in thousands)           $  52,706    $  49,918    $  64,931     $  25,778
Data:                                                                  =========    =========    =========     =========
                    Portfolio turnover                                    88.21%      113.46%       88.53%       108.07%
                                                                       =========    =========    =========     =========


                                                                                            Class D
                                                                                                                For the
The following per share data and ratios have been derived             For the Six           For the              Period
from information provided in the financial statements.                Months Ended         Year Ended       Oct. 21, 1994++
                                                                       March 31,         September 30,        to Sept. 30,
Increase (Decrease) in Net Asset Value:                                   1998          1997         1996         1995
Per Share           Net asset value, beginning of period               $   11.41    $   11.17    $   11.51     $   10.67
Operating                                                              ---------    ---------    ---------     ---------
Performance:        Investment income--net                                   .35          .73          .73           .73
                    Realized and unrealized gain (loss) on
                    investments--net                                         .06          .24         (.34)          .84
                                                                       ---------    ---------    ---------     ---------
                    Total from investment operations                         .41          .97          .39          1.57
                                                                       ---------    ---------    ---------     ---------
                    Less dividends from investment income--net              (.35)        (.73)        (.73)         (.73)
                                                                       ---------    ---------    ---------     ---------
                    Net asset value, end of period                     $   11.47    $   11.41    $   11.17     $   11.51
                                                                       =========    =========    =========     =========


Total Investment    Based on net asset value per share                     3.64%+++     8.95%        3.43%        15.22%+++
Return:**                                                              =========    =========    =========     =========


Ratios to Average   Expenses                                                .85%*        .82%         .81%          .83%*
Net Assets:                                                            =========    =========    =========     =========
                    Investment income--net                                 6.14%*       6.47%        6.40%         6.91%*
                                                                       =========    =========    =========     =========


Supplemental        Net assets, end of period (in thousands)           $  86,523    $  77,398    $  63,822     $  25,153
Data:                                                                  =========    =========    =========     =========
                    Portfolio turnover                                    88.21%      113.46%       88.53%       108.07%
                                                                       =========    =========    =========     =========

                  ++Commencement of operations.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1998



FINANCIAL INFORMATION (continued)

Financial Highlights (continued)                                                             Intermediate Term Portfolio
                                                                                         Class A
The following per share data and ratios have been derived        For the Six
from information provided in the financial statements.           Months Ended
                                                                  March 31,        For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                              1998       1997       1996        1995       1994
Per Share           Net asset value, beginning of period          $   11.49  $   11.28  $   11.50  $   10.90   $   12.44
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .37        .73        .73        .79         .75
                    Realized and unrealized gain (loss) on
                    investments--net                                    .06        .21       (.22)       .60       (1.26)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .43        .94        .51       1.39        (.51)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                           (.37)      (.73)      (.73)      (.79)       (.75)
                      In excess of realized gain on
                      investments--net                                   --         --         --         --        (.28)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total dividends and distributions                  (.37)      (.73)      (.73)      (.79)      (1.03)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $   11.55  $   11.49  $   11.28  $   11.50   $   10.90
                                                                  =========  =========  =========  =========   =========


Total Investment    Based on net asset value per share                3.75%+++   8.59%      4.56%     13.33%      (4.25%)
Return:**                                                         =========  =========  =========  =========   =========


Ratios to Average   Expenses                                           .65%*      .65%       .59%       .59%        .53%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            6.35%*     6.43%      6.41%      7.14%       6.48%
                                                                  =========  =========  =========  =========   =========


Supplemental        Net assets, end of period (in thousands)      $ 186,512  $ 179,115  $ 216,545  $ 217,714   $ 170,222
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                               50.33%     76.99%     96.40%    142.84%     155.42%
                                                                  =========  =========  =========  =========   =========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1998



FINANCIAL INFORMATION (continued)


Financial Highlights (continued)                                                             Intermediate Term Portfolio
                                                                                         Class B
The following per share data and ratios have been derived        For the Six
from information provided in the financial statements.           Months Ended
                                                                  March 31,        For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                              1998       1997       1996        1995       1994
Per Share           Net asset value, beginning of period          $   11.50  $   11.28  $   11.50  $   10.90   $   12.44
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .34        .67        .67        .74         .69
                    Realized and unrealized gain (loss) on
                    investments--net                                    .06        .22       (.22)       .60       (1.26)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .40        .89        .45       1.34        (.57)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                           (.34)      (.67)      (.67)      (.74)       (.69)
                      In excess of realized gain on
                      investments--net                                   --         --         --         --        (.28)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total dividends and distributions                  (.34)      (.67)      (.67)      (.74)       (.97)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $   11.56  $   11.50  $   11.28  $   11.50   $   10.90
                                                                  =========  =========  =========  =========   =========


Total Investment    Based on net asset value per share                3.48%+++   8.13%      4.02%     12.73%      (4.72%)
Return:**                                                         =========  =========  =========  =========   =========


Ratios to Average   Expenses                                          1.17%*     1.17%      1.11%      1.11%       1.04%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            5.84%*     5.91%      5.89%      6.61%       5.98%
                                                                  =========  =========  =========  =========   =========


Supplemental        Net assets, end of year (in thousands)        $ 154,444  $ 148,148  $ 216,641  $ 212,146   $ 141,212
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                               50.33%     76.99%     96.40%    142.84%     155.42%
                                                                  =========  =========  =========  =========   =========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1998



FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)                                                             Intermediate Term Portfolio
                                                                                           Class C
                                                                                                               For the
The following per share data and ratios have been derived            For the Six           For the              Period
from information provided in the financial statements.               Months Ended         Year Ended       Oct. 21, 1994++
                                                                      March 31,         September 30,        to Sept. 30,
Increase (Decrease) in Net Asset Value:                                  1998          1997         1996         1995
Per Share           Net asset value, beginning of period               $   11.49    $   11.28    $   11.50     $   10.81
Operating                                                              ---------    ---------    ---------     ---------
Performance:        Investment income--net                                   .34          .67          .67           .70
                    Realized and unrealized gain (loss) on
                    investments--net                                         .06          .21         (.22)          .69
                                                                       ---------    ---------    ---------     ---------
                    Total from investment operations                         .40          .88          .45          1.39
                                                                       ---------    ---------    ---------     ---------
                    Less dividends from investment income--net              (.34)        (.67)        (.67)         (.70)
                                                                       ---------    ---------    ---------     ---------
                    Net asset value, end of period                     $   11.55    $   11.49    $   11.28     $   11.50
                                                                       =========    =========    =========     =========


Total Investment    Based on net asset value per share                     3.48%+++     7.99%        3.99%        13.25%+++
Return:**                                                              =========    =========    =========     =========



Ratios to Average   Expenses                                               1.18%*       1.20%        1.15%         1.14%*
Net Assets:                                                            =========    =========    =========     =========
                    Investment income--net                                 5.82%*       5.89%        5.86%         6.24%*
                                                                       =========    =========    =========     =========


Supplemental        Net assets, end of period (in thousands)           $   1,635    $   1,571    $  10,144     $   6,806
Data:                                                                  =========    =========    =========     =========
                    Portfolio turnover                                    50.33%       76.99%       96.40%       142.84%
                                                                       =========    =========    =========     =========


                                                                                           Class D
                                                                                                               For the
The following per share data and ratios have been derived            For the Six           For the              Period
from information provided in the financial statements.               Months Ended         Year Ended       Oct. 21, 1994++
                                                                      March 31,         September 30,        to Sept. 30,
Increase (Decrease) in Net Asset Value:                                  1998          1997         1996         1995
Per Share           Net asset value, beginning of period               $   11.50    $   11.28    $   11.50     $   10.81
Operating                                                              ---------    ---------    ---------     ---------
Performance:        Investment income--net                                   .36          .72          .72           .74
                    Realized and unrealized gain (loss) on
                    investments--net                                         .06          .22         (.22)          .69
                                                                       ---------    ---------    ---------     ---------
                    Total from investment operations                         .42          .94          .50          1.43
                                                                       ---------    ---------    ---------     ---------
                    Less dividends from investment income--net              (.36)        (.72)        (.72)         (.74)
                                                                       ---------    ---------    ---------     ---------
                    Net asset value, end of period                     $   11.56    $   11.50    $   11.28     $   11.50
                                                                       =========    =========    =========     =========


Total Investment    Based on net asset value per share                     3.69%+++     8.58%        4.46%        13.65%+++
Return:**                                                              =========    =========    =========     =========


Ratios to Average   Expenses                                                .75%*        .77%         .71%          .70%*
Net Assets:                                                            =========    =========    =========     =========
                    Investment income--net                                 6.25%*       6.32%        6.32%         6.81%*
                                                                       =========    =========    =========     =========


Supplemental        Net assets, end of period (in thousands)           $  87,166    $  64,335    $  33,270     $  16,349
Data:                                                                  =========    =========    =========     =========
                    Portfolio turnover                                    50.33%       76.99%       96.40%       142.84%
                                                                       =========    =========    =========     =========

                  ++Commencement of operations.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1998



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
The Investment Grade Portfolio and the Intermediate Term Portfolio ("Portfolio" or "Portfolios") are two of the three portfolios in Merrill Lynch Corporate Bond Fund, Inc. (the "Fund") which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. Each Portfolio offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Portfolios.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter market are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Options on debt securities, which are traded on exchanges, are valued at the last asked price for options written and last bid price for options purchased. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price at the close of such exchanges. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund which may use a matrix system for valuations.

(b) Repurchase agreements--The Fund invests in securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Portfolios may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolios may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, each Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, each Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by each Portfolio as unrealized gains or losses. When the contract is closed, each Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1998



NOTES TO FINANCIAL STATEMENTS (continued)


* Options--The Portfolios are authorized to purchase and write call and put options. When each Portfolio writes an option, an amount equal to the premium received by each Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or each Portfolio enters into a closing transaction), each Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Portfolios' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribu-tion Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's Portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, FAM receives at the end of each month a fee with respect to each Portfolio at the annual rates set forth below which are based upon the aggregate average daily value of the Fund's net assets at the following annual rates: 0.50% of the Fund's average daily net assets not exceeding $250 million; 0.45% of the average daily net assets in excess of $250 million but not exceeding $500 million; 0.40% of average daily net assets in excess of $500 million but not exceeding $750 million; and 0.35% of average daily net assets in excess of $750 million. For the six months ended March 31, 1998, the aggregate average daily net assets of the Fund, including the Fund's High Income Portfolio, was approximately $9,563,455,496.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Portfolio as follows:


                               Account              Distribution
                           Maintenance Fees              Fees
Portfolio             Class B  Class C   Class D  Class B  Class C

Investment Grade        0.25%    0.25%     0.25%   0.50%    0.55%
Intermediate Term       0.25%    0.25%     0.10%   0.25%    0.25%



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1998



Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended March 31, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of each Portfolio's Class A and Class D Shares as follows:


                              MLFD               MLPF&S
Portfolio               Class A  Class D   Class A    Class D

Investment Grade        $1,535    $3,819   $15,874    $37,812
Intermediate Term       $   92    $1,222   $ 1,077    $10,644


For the six months ended March 31, 1998, MLPF&S received contingent deferred sales charges of $574,279 relating to transactions in Class B Shares, amounting to $546,231 and $28,048 in the Investment Grade Portfolio and Intermediate Term Portfolio, respectively, $13,824 relating to transactions in Class C Shares, amounting to $13,626 and $198 in the Investment Grade Portfolio and Intermediate Term Portfolio, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $2,499 relating to transactions subject to front-end sales charge waivers in Class A Shares in the Intermediate Term Portfolio.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the six months ended March 31, 1998, the Portfolios paid
Merrill Lynch Security Pricing Service, an affiliate of MLPF&S,
$12,461 for security price quotations to compute the net asset values of the Portfolios.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLFD, MLFDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 1998 were as follows:


                                 Investment     Intermediate
                                   Grade            Term
                                 Portfolio       Portfolio

Purchases                      $1,087,813,034  $  233,388,997
                               --------------  --------------
Sales                          $1,049,671,061  $  199,379,211
                               ==============  ==============


Net realized gains for the six months ended March 31, 1998 and net unrealized gains as of March 31, 1998 were as follows:


                                     Realized     Unrealized
Investment Grade Portfolio            Gains         Gains

Long-term investments           $   3,354,564  $   20,672,393
                                -------------  --------------
Total                           $   3,354,564  $   20,672,393
                                =============  ==============


                                     Realized     Unrealized
Intermediate Term Portfolio           Gains         Gains

Long-term investments           $   1,351,015  $    4,218,869
                                -------------  --------------
Total                           $   1,351,015  $    4,218,869
                                =============  ==============


As of March 31, 1998, net unrealized appreciation (depreciation) for Federal income tax purposes was as follows:


                                    Investment   Intermediate
                                      Grade          Term
                                    Portfolio     Portfolio

Gross unrealized appreciation   $  27,036,076  $    7,800,897
Gross unrealized depreciation      (6,363,683)     (3,582,028)
                                -------------  --------------
Net unrealized appreciation     $  20,672,393  $    4,218,869
                                =============  ==============


The aggregate cost of investments at March 31, 1998 for Federal income tax purposes was $1,189,389,320 for the Investment Grade
Portfolio and $418,590,439 for the Intermediate Term Portfolio.



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1998



NOTES TO FINANCIAL STATEMENTS (continued)


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions for the six months ended March 31, 1998 was $(4,578,000) for the Investment Grade Portfolio and $34,664,535 for the Intermediate Term Portfolio. Net decrease in net assets derived from capital share transactions for the year ended September 30, 1997 was $264,834,589 for the Investment Grade Portfolio and $91,252,583 for the Intermediate Term Portfolio.

Transactions in capital shares for each class were as follows:


Investment Grade Portfolio

Class A Shares for the Six Months                   Dollar
Ended March 31, 1998                  Shares        Amount

Shares sold                         6,885,621  $   79,063,100
Shares issued to shareholders
in reinvestment of dividends          384,254       4,412,701
                                -------------  --------------
Total issued                        7,269,875      83,475,801
Shares redeemed                    (7,102,324)    (81,521,447)
                                -------------  --------------
Net increase                          167,551  $    1,954,354
                                =============  ==============


Investment Grade Portfolio

Class A Shares for the Year                         Dollar
Ended September 30, 1997              Shares        Amount

Shares sold                        28,203,393  $  318,761,187
Shares issued to shareholders
in reinvestment of dividends        1,509,176      17,026,213
                                -------------  --------------
Total issued                       29,712,569     335,787,400
Shares redeemed                   (38,665,524)   (437,385,917)
                                -------------  --------------
Net decrease                       (8,952,955) $ (101,598,517)
                                =============  ==============


Investment Grade Portfolio

Class B Shares for the Six Months                   Dollar
Ended March 31, 1998                  Shares        Amount

Shares sold                         7,261,194  $   83,420,438
Shares issued to shareholders
in reinvestment of dividends          870,784      10,000,691
                                -------------  --------------
Total issued                        8,131,978      93,421,129
Automatic conversion of shares       (476,275)     (5,472,318)
Shares redeemed                    (9,210,313)   (105,725,428)
                                -------------  --------------
Net decrease                       (1,554,610) $  (17,776,617)
                                =============  ==============


Investment Grade Portfolio

Class B Shares for the Year                         Dollar
Ended September 30, 1997              Shares        Amount

Shares sold                        12,089,795     136,401,227
Shares issued to shareholders
in reinvestment of dividends        2,232,218      25,197,726
                                -------------  --------------
Total issued                       14,322,013     161,598,953
Automatic conversion of shares       (922,371)    (10,376,812)
Shares redeemed                   (27,559,852)   (310,463,146)
                                -------------  --------------
Net decrease                      (14,160,210) $ (159,241,005)
                                =============  ==============


Investment Grade Portfolio

Class C Shares for the Six Months                   Dollar
Ended March 31, 1998                  Shares        Amount

Shares sold                         1,094,621  $   12,578,140
Shares issued to shareholders
in reinvestment of dividends           83,568         960,131
                                -------------  --------------
Total issued                        1,178,189      13,538,271
Shares redeemed                      (960,314)    (11,029,864)
                                -------------  --------------
Net increase                          217,875  $    2,508,407
                                =============  ==============


Investment Grade Portfolio

Class C Shares for the Year                         Dollar
Ended September 30, 1997              Shares        Amount

Shares sold                         1,929,404  $   21,778,762
Shares issued to shareholders
in reinvestment of dividends          217,626       2,457,064
                                -------------  --------------
Total issued                        2,147,030      24,235,826
Shares redeemed                    (3,583,955)    (40,346,764)
                                -------------  --------------
Net decrease                       (1,436,925) $  (16,110,938)
                                =============  ==============


Investment Grade Portfolio

Class D Shares for the Six Months                   Dollar
Ended March 31, 1998                  Shares        Amount

Shares sold                         2,418,049  $   27,841,177
Automatic conversion of shares        476,016       5,472,318
Shares issued to shareholders
in reinvestment of dividends          115,861       1,331,732
                                -------------  --------------
Total issued                        3,009,926      34,645,227
Shares redeemed                    (2,253,366)    (25,909,371)
                                -------------  --------------
Net increase                          756,560  $    8,735,856
                                =============  ==============



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1998



Investment Grade Portfolio

Class D Shares for the Year                         Dollar
Ended September 30, 1997              Shares        Amount

Shares sold                         2,634,267  $   29,755,828
Automatic conversion of shares        921,766      10,376,812
Shares issued to shareholders
in reinvestment of dividends          244,941       2,766,560
                                -------------  --------------
Total issued                        3,800,974      42,899,200
Shares redeemed                    (2,729,223)    (30,783,329)
                                -------------  --------------
Net increase                        1,071,751  $   12,115,871
                                =============  ==============


Intermediate Term Portfolio

Class A Shares for the Six Months                   Dollar
Ended March 31, 1998                  Shares        Amount

Shares sold                         2,853,943  $   33,049,963
Shares issued to shareholders
in reinvestment of dividends          161,687       1,870,888
                                -------------  --------------
Total issued                        3,015,630      34,920,851
Shares redeemed                    (2,456,339)    (28,433,583)
                                -------------  --------------
Net increase                          559,291  $    6,487,268
                                =============  ==============


Intermediate Term Portfolio

Class A Shares for the Year                         Dollar
Ended September 30, 1997              Shares        Amount

Shares sold                         8,879,479  $  101,009,465
Shares issued to shareholders
in reinvestment of dividends          536,407       6,105,063
                                -------------  --------------
Total issued                        9,415,886     107,114,528
Shares redeemed                   (13,031,273)   (148,126,147)
                                -------------  --------------
Net decrease                       (3,615,387) $  (41,011,619)
                                =============  ==============


Intermediate Term Portfolio

Class B Shares for the Six Months                   Dollar
Ended March 31, 1998                  Shares        Amount

Shares sold                         2,561,282  $   29,667,040
Shares issued to shareholders
in reinvestment of dividends          235,319       2,723,130
                                -------------  --------------
Total issued                        2,796,601      32,390,170
Automatic conversion of shares        (14,559)       (168,478)
Shares redeemed                    (2,304,105)    (26,650,425)
                                -------------  --------------
Net increase                          477,937  $    5,571,267
                                =============  ==============


Intermediate Term Portfolio

Class B Shares for the Year                         Dollar
Ended September 30, 1997              Shares        Amount

Shares sold                         4,113,147  $   46,806,563
Shares issued to shareholders
in reinvestment of dividends          648,555       7,381,806
                                -------------  --------------
Total issued                        4,761,702      54,188,369
Automatic conversion of shares       (121,230)     (1,377,088)
Shares redeemed                   (10,958,440)   (124,411,387)
                                -------------  --------------
Net decrease                       (6,317,968) $  (71,600,106)
                                =============  ==============


Intermediate Term Portfolio

Class C Shares for the Six Months                   Dollar
Ended March 31, 1998                  Shares        Amount

Shares sold                           258,939  $    3,009,018
Shares issued to shareholders
in reinvestment of dividends            2,512          29,057
                                -------------  --------------
Total issued                          261,451       3,038,075
Shares redeemed                      (256,633)     (2,981,858)
                                -------------  --------------
Net increase                            4,818  $       56,217
                                =============  ==============


Intermediate Term Portfolio

Class C Shares for the Year                         Dollar
Ended September 30, 1997              Shares        Amount

Shares sold                           217,464  $    2,473,168
Shares issued to shareholders
in reinvestment of dividends           26,883         305,857
                                -------------  --------------
Total issued                          244,347       2,779,025
Shares redeemed                    (1,006,967)    (11,417,394)
                                -------------  --------------
Net decrease                         (762,620) $   (8,638,369)
                                =============  ==============


Intermediate Term Portfolio

Class D Shares for the Six Months                   Dollar
Ended March 31, 1998                  Shares        Amount

Shares sold                         3,071,716  $   35,559,084
Automatic conversion of shares         14,559         168,478
Shares issued to shareholders
in reinvestment of dividends           99,162       1,147,939
                                -------------  --------------
Total issued                        3,185,437      36,875,501
Shares redeemed                    (1,238,654)    (14,325,718)
                                -------------  --------------
Net increase                        1,946,783  $   22,549,783
                                =============  ==============



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1998



NOTES TO FINANCIAL STATEMENTS (concluded)


Intermediate Term Portfolio

Class D Shares for the Year                         Dollar
Ended September 30, 1997              Shares        Amount

Shares sold                         4,009,184  $   45,468,396
Automatic conversion of shares        121,231       1,377,088
Shares issued to shareholders
in reinvestment of dividends          167,855       1,910,367
                                -------------  --------------
Total issued                        4,298,270      48,755,851
Shares redeemed                    (1,651,097)    (18,758,340)
                                -------------  --------------
Net increase                        2,647,173  $   29,997,511
                                =============  ==============


5. Loaned Securities:
At March 31, 1998, the Investment Grade Portfolio held US Treasury Bonds/Notes having an aggregate value of approximately $4,833,000 as collateral for Portfolio securities loaned, having a market value of approximately $4,730,000.


6. Capital Loss Carryforward:
At September 30, 1997, the Fund had a capital loss carryforward of approximately $36,992,000 in the Investment Grade Portfolio, of which $34,388,000 expires in 2003 and $2,604,000 expires in 2005 and approximately $10,983,000 in the Intermediate Term Portfolio, of which $10,707,000 expires in 2003 and $276,000 expires in 2005.
These amounts will be available to offset like amounts of any future taxable gains.



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1998



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Christopher G. Ayoub, Senior Vice President
Jay C. Harbeck, Senior Vice President
Vincent T. Lathbury III, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863